Exhibit 10.4
Execution Version
HENRY HUDSON HOLDINGS LLC, HUDSON LEASECO LLC
and 58th STREET BAR COMPANY LLC, collectively, as mortgagor
(Mortgagor)
to
DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Administrative Agent for the benefit of the Lenders, as mortgagee
(Mortgagee)
AMENDED, RESTATED AND CONSOLIDATED
MORTGAGE, ASSIGNMENT OF
LEASES AND RENTS, HOTEL REVENUE AND
SECURITY AGREEMENT
Dated: as of August 12, 2011
Location: 353 West 57th Street, New York, New York 10019
County: New York
Block 1048 Tax Lots 1701, 1702, 1704 and 1706
PREPARED BY AND UPON
RECORDATION RETURN TO:
White & Case LLP
1155 Avenue of the Americas
New York, New York 10036
Attention: Leila Rachlin, Esq.
1111779-2203

AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, ASSIGNMENT OF
LEASES AND RENTS, HOTEL REVENUE AND SECURITY AGREEMENT
THIS AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, HOTEL REVENUE AND SECURITY AGREEMENT (this “Mortgage”) is made as of this 12th day of August, 2011, by HENRY HUDSON HOLDINGS LLC, a Delaware limited liability company (“Owner”), HUDSON LEASECO LLC, a New York limited liability company (“Operating Lessee”), 58th STREET BAR COMPANY LLC, a Delaware limited liability company (“Bar Lessee”; and collectively with Owner and Operating Lessee, “Mortgagor”), having an address at c/o Morgans Hotel Group, 475 Tenth Avenue, New York, New York 10018, jointly and severally as mortgagor, for the benefit of DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as Administrative Agent (as defined below) for the benefit of the Lenders (as defined below) having an address at 60 Wall Street, New York, New York 10005, as mortgagee (together with its successors and/or assigns, “Mortgagee”).
W I T N E S S E T H :
A. Owner is the owner of the real property commonly known as the Hudson Hotel located in the City, County and State of New York, such ownership interest being comprised of (collectively, the “Owner Property”):
(i) a fee simple interest in those certain units designated as (a) Unit 1 (the “EBC Unit”) and (b) Unit 2 (the “Modified Hotel Unit” and collectively with the EBC Unit, the “Owned Condominium Units”) of the condominium regime set forth on Exhibit A hereto of the “353 West 57th Street Condominium”, a Condominium in the City, County and State of New York, (the “Condominium Regime”), according to the Amended and Restated Declaration of Condominium, recorded in Reel 2913, Page 1753 in the Office of the City Register of New York County, New York (the “Register’s Office”), as amended by the Amendment to Amended and Restated Declaration, recorded in Reel 2979, Page 2159 in the Register’s Office (the “Condominium Declaration”); and
(ii) a leasehold estate in those certain units designated as:
(a) Unit 4 (the “Store Unit”) pursuant to that certain Lease dated January 1, 1999 between Adrienne Schatz (a/k/a Adrienne Wechsler), an individual, and Cheryl Hirsch, an individual (collectively, the “Store Lease Landlord”), as lessor, and Owner, as lessee, which Lease is evidenced by a Memorandum of Lease, dated September 30, 1999, by and between Store Lease Landlord and Owner and recorded on October 21, 1999 in the Register’s Office in Reel 2979, Page 2172 and which lease was amended pursuant to that certain Amendment of Lease, dated as of September 30, 1999, by and between Store Lease Landlord and Owner as further amended pursuant to that certain Amendment of Lease, dated as of August 13, 2004, by and between Store Lease Landlord and Owner (as amended, the “Store Ground Lease”); and

(b) Unit 6 (the “10th Floor Unit”; and collectively with the Store Unit, the “Leasehold Units”) pursuant to that certain Lease, dated as of February 11, 1999 by and between Irving Schatz (the “10th Floor Landlord”; and collectively with the Store Lease Landlord, “Ground Lessor”), as lessor, and Ian Schrager Hotels LLC (f/k/a West 57th LLC) (“ISH”), as lessee, a memorandum of which is titled Amended and Restated Memorandum of Lease, by and between 10th Floor Landlord and ISH, dated as of February 12, 1999 and recorded on March 23, 1999 in the Register’s Office in Reel 2841, Page 1872, assigned by ISH to Owner pursuant to that certain Assignment and Assumption of Lease dated February 12, 1999 and recorded on March 23, 1999 in the Register’s Office in Reel 2841, Page 1882 and amended pursuant to that certain Amendment of Lease dated August 13, 2004 (the “10th Floor Ground Lease”; and collectively with the Store Ground Lease, the “Ground Lease”), which 10th Floor Ground Lease amends, restates and supersedes in all respects that certain Net Lease (the “Original 10th Floor Ground Lease”), dated August 11, 1988 between 10th Floor Landlord and Educational Broadcasting Corporation, a New York not-for-profit corporation (“EBC”), which Original 10th Floor Ground Lease is evidenced by a memorandum of lease, dated September 1, 1988, by and between 10th Floor Landlord and EBC and recorded on September 30, 1998 in the Register’s Office in Reel 1472, Page 883, as assigned from EBC to ISH pursuant to that certain Assignment and Assumption of Lease, dated as of February 12, 1999 and effective as of November 30, 1997 and recorded on March 23, 1999 in the Register’s Office in Reel 2841, Page 1861;
B. Operating Lessee (i) is the operating lessee of the Property pursuant to that certain Lease dated August 28, 2000, between Owner, as lessor, and Operating Lessee, as lessee, (the “Operating Lease”), (ii) owns assets related to the Condominium Units (as defined herein) (including, without limitation, leased inventory and equipment, Leases, fixtures and furniture, contracts, permits, trademarks, intangibles, contracts, vouchers and web site materials) (collectively, the “Operating Lessee Assets”) and (iii) has certain rights related to the Operating Lessee Assets (collectively, the “Operating Lessee Rights”; Operating Lessee Assets and the Operating Lessee Rights are collectively referred to herein as the “Operating Lessee Property”);
C. Bar Lessee (i) is the operator of the food and beverage operations at the Property and the lessee of the restaurant and bar space at the property known as “The Hudson Hall”, “The Hudson Bar”, “The Library Bar” and “The Private Park” pursuant to that certain Lease dated August 12, 2011 between Owner and Bar Lessee (the “Bar Lease”), (ii) owns assets related to the Property (including, without limitation, leased inventory and equipment, Leases, fixtures and furniture, contracts, permits, trademarks, intangibles, contracts, vouchers and web site materials) (collectively, the “F&B Assets”) and (iii) has certain rights related to the F&B Assets (collectively, the “F&B Rights”; and collectively with the F&B Assets, the “Bar Lessee Property”; and collectively with the Owner Property and the Operating Lessee Property, the “Borrower Property”);
D. Each of Owner, Operating Lessee and Bar Lessee are Affiliates under common ownership and will derive substantial benefits from the Lenders making the Loan to each of them;

E. Mortgagor, by that certain Amended, Restated and Consolidated Promissory Note, dated the date hereof between Mortgagor and Lenders is indebted to Lenders in the principal sum of up to ONE HUNDRED FIFTEEN MILLION and No/100 Dollars ($115,000,000.00) (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”), together with interest from the date thereof at the rate set forth in the Note and the Loan Agreement (defined below) with principal and interest to be payable in accordance with the terms and conditions provided in the Note and in the Loan Agreement. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Loan and Security Agreement, dated as of the date hereof, among Mortgagor, the lenders party thereto from time to time (the “Lenders”) and Deutsche Bank Trust Company Americas, as administrative agent (the “Administrative Agent”) (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”). Notwithstanding anything to the contrary contained in this Mortgage, the term “Obligations” shall not include any Delayed Draw Term Loans or any Obligations related thereto;
F. Mortgagee has acquired by assignment those certain mortgages listed on Exhibit B attached hereto and made a part hereof (collectively, the “Existing Mortgages”) affecting the Property (defined below) and the notes secured thereby (collectively, the “Existing Notes”), on which Existing Mortgages and Existing Notes there is currently outstanding an aggregate principal amount of ONE HUNDRED FIFTEEN MILLION and No/100 Dollars ($115,000,000.00);
G. The Existing Notes have been modified, amended, consolidated, extended, restated and superseded in their entirety into a single note in the principal amount of ONE HUNDRED FIFTEEN MILLION and No/100 Dollars ($115,000,000.00), which amount represents the aggregate outstanding principal balance on the date hereof under the Existing Notes, all on the terms and provisions provided in the Note;
H. Mortgagee and Mortgagor have agreed to consolidate, coordinate and spread the liens of the Existing Mortgages to create a single, consolidated, first priority lien on the Property securing the Note and to amend, modify and restate in their entirety the terms of the Existing Mortgages in the manner hereinafter set forth;
I. Mortgagor desires to secure the payment of the outstanding principal amount of the Note, together with all interest accrued and unpaid thereon and all other sums (including, without limitation, as additional interest, the Prepayment Premium) due to Mortgagee in respect of the Note (collectively, the “Debt”) and the performance of all of Mortgagor’s obligations under the Note, the Loan Agreement and the other Loan Documents;
J. This Mortgage is given pursuant to the Loan Agreement, and payment, fulfillment, and performance by Mortgagor of the Obligations, including payment of the Debt, are secured hereby, and each and every term and provision of the Loan Agreement and the Note, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Mortgage;

K. Mortgagor and Mortgagee intend these Recitals to be a part of this Mortgage.
NOW THEREFORE, in consideration of the making of the Loan by Mortgagee, the covenants, agreements, representations and warranties set forth in this Mortgage and other valuable and good consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed:
I. Single Lien. The liens of the Existing Mortgages are hereby consolidated, coordinated and spread so that together they shall constitute in law but one mortgage, a single first priority lien and interest on the Property in the amount of the Note, securing the Obligations, including payment of the Debt, with the same intent and like effect as if one first mortgage covering the Property had been executed and delivered by Mortgagor to Mortgagee to secure the Existing Notes and the payment and performance of all other Obligations.
II. Modification and Restatement. From and after the date hereof, the terms, covenants and provisions of the Existing Mortgages are hereby modified, amended and restated in their entirety as provided herein, and the Existing Mortgages as modified, amended and restated are hereby ratified and confirmed in all respects by Mortgagor.
III. Spreading of Mortgage. This Mortgage and the lien hereof is hereby spread to cover those portions of the Property not already covered thereby.
IV. Estoppel. This Mortgage is a valid first lien in the amount of the Debt payable as set forth in the Loan Agreement and the Note, and there are no offsets, counterclaims or defenses to this Mortgage or to the Debt secured hereby.
V. Mortgage. The Existing Mortgages as consolidated, amended, modified, coordinated and spread by this Mortgage are hereinafter collectively referred to and described as this “Mortgage” and, except as modified hereby, shall remain in full force and effect and, as modified hereby, are ratified and confirmed in all respects by Mortgagor. In the event of any conflict in the Existing Mortgages as heretofore in effect and this Mortgage, the terms of this Mortgage shall govern and control. This Mortgage is given pursuant to the Loan Agreement, and payment, fulfillment and performance by Mortgagor of all of the Obligations, including payment of the Debt, are secured hereby, and each and every term and provision of the Loan Agreement and the other Loan Documents, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Mortgage.
VI. Mortgagor Representation. Mortgagor represents and warrants that the indebtedness evidenced by the Existing Notes, as consolidated, constitutes a single indebtedness in the principal amount of ONE HUNDRED FIFTEEN MILLION and No/100 Dollars ($115,000,000.00) evidenced by the Note and that the Existing Mortgages as hereby consolidated, amended, modified, coordinated and spread constitute a single valid first priority lien upon the Property, fully securing the Note and other Obligations, including payment of the Debt. Mortgagor further represents and warrants that there are no offsets, counterclaims or defenses against the Debt, this Mortgage (including, without limitation, the Existing Mortgages), or the Note (including, without limitation, the Existing Notes).

VII. No Novation. Neither this Mortgage nor anything contained herein shall be construed as a substitution or novation of the indebtedness evidenced by the existing notes, or of the existing mortgages, which shall remain in full force and effect, as hereby confirmed, modified, consolidated, restated and superseded.
NOW, THEREFORE, in consideration of the making of the Loan by Mortgagee and the covenants, agreements, representations and warranties set forth in this Mortgage, it is agreed:
ARTICLE I
Grants of Security
Section 1.01 Property Mortgaged. Mortgagor does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Mortgagee and its successors and assigns, WITH POWER OF SALE, all right, title, interest and estate of Mortgagor now owned, or hereafter acquired, in and to the following (collectively, the “Property”):
(a) Land. The Borrower Property, including but not limited to, the Owned Condominium Units and the Leasehold Units (collectively, the “Condominium Units”), together with appurtenant undivided percentage interests in and to the Common Elements as defined in the Condominium Declaration), and all other rights, titles and hereditaments attributable to the Condominium Units, all as more particularly described on Exhibit A attached hereto and incorporated herein by this reference (collectively, the “Land”);
(b) Additional Land. All additional lands, estates and development rights hereafter acquired by Mortgagor for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Mortgage, and all rights of Mortgagor as a declarant or unit owner under the Condominium Declaration or association applicable to all or any portion of the Land;
(c) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land, including, without limitation, any such structures, buildings and improvements constituting the Condominium Units (collectively, the “Improvements”);
(d) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Mortgagor of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

(e) Equipment. All “equipment,” as such term is defined in Article 9 of the Uniform Commercial Code (as hereinafter defined), now owned or hereafter acquired by Mortgagor, which is used at or in connection with the Improvements or the Land or is located thereon or therein (including, but not limited to, all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Mortgagor and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the “Equipment”). Notwithstanding the foregoing, Equipment shall not include any property belonging to Tenants under Leases except to the extent that Mortgagor shall have any right or interest therein;
(f) Fixtures. All Equipment now owned, or the ownership of which is hereafter acquired, by Mortgagor which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, plumbing, laundry, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Mortgagor’s interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the “Fixtures”). Notwithstanding the foregoing, “Fixtures” shall not include any property which Tenants are entitled to remove pursuant to Leases except to the extent that Mortgagor shall have any right or interest therein;
(g) Personal Property. All furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever (as defined in and subject to the provisions of the Uniform Commercial Code), other than Fixtures, which are now or hereafter owned by Mortgagor and which are located within or about the Land and the Improvements, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the “Personal Property”), and the right, title and interest of Mortgagor in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the State of New York (as amended from time to time, the “Uniform Commercial Code”), superior in lien to the lien of this Mortgage, and all proceeds and products of any of the above;

(h) Leases and Rents. The Operating Lease, the Bar Lease and all other leases, subleases or subsubleases, lettings, licenses, concessions or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, or other agreements entered into in connection with such leases, subleases, subsubleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into, whether before or after the filing by or against Mortgagor of any petition for relief under 11 U.S.C. §101 et seq., as the same may be amended from time to time (the “Bankruptcy Code”) (collectively, the “Leases”), and all right, title and interest of Mortgagor, its successors and assigns, therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements, whether paid or accruing before or after the filing by or against Mortgagor of any petition for relief under the Bankruptcy Code (collectively, the “Rents”), and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment and performance of the Obligations, including the payment of the Debt;
(i) Hotel Revenue. All revenues, income, rents, issues, profits, termination or surrender fees, penalties and other amounts arising from the use or enjoyment of all or any portion of the Property, including, without limitation, the rental or surrender of any office space, retail space, parking space, halls, stores, and offices of every kind, the rental or licensing of signs, sign space or advertising space, all membership fees and dues, and all rentals, revenues, receipts, income, accounts, accounts receivable, cancellation fees, penalties, credit card receipts and other receivables relating to or arising from rentals, rent equivalent income, income and profits from guest rooms, meeting rooms, conference and banquet rooms, food and beverage facilities, health clubs, spas, vending machines, parking facilities, telephone and television systems, guest laundry, the provision or sale of other goods and services, and any other items of revenue, receipts, membership fees and dues and other income (collectively, “Hotel Revenue”);
(j) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of such right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

(k) Insurance Proceeds. All proceeds in respect of the Property under any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof, for damage to the Property;
(l) Tax Certiorari. All refunds, rebates or credits in connection with any reduction in Taxes or Other Charges charged against the Property as a result of tax certiorari proceedings or any other applications or proceedings for reduction;
(m) Rights. The right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Mortgagee in the Property;
(n) Agreements. All (i) agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Mortgagor therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Mortgagor thereunder and further including, without limitation, that certain Supplemental Management Agreement dated as of August 28, 2000 between Operating Lessee and Hudson Managing Member LLC (together with all amendments, modifications, supplements, assignments or restatements); (ii) Licenses (including, to the extent permitted by law, any licenses held by any Borrower or any of their affiliates permitting the sale of liquor at any of the Property the transfer and/or assignment of which is permitted by law without filing or other qualification), warranties, guaranties, building permits and government approvals relating to or required for the construction, completion, occupancy and operation of the Property; (iii) plans and specifications for the construction of the Improvements, including, without limitation, installations of curbs, sidewalks, gutters, landscaping, utility connections and all fixtures and equipment necessary for the construction, operation and occupancy of the Improvements; and (iv) such other contracts and agreements (other than the Leases) from time to time executed by a Borrower relating to the ownership, leasing, construction, maintenance, operation, occupancy or sale of the Property, together with all rights of Borrower to compel performance of the terms of such contracts and agreements;
(o) Intellectual Property. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, URLs or other online media, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

(p) Accounts. All (i) accounts receivable (including, without limitation, any account, fees, charges or other payments arising from the use and occupancy of hotel rooms and/or other hotel or public facilities at the Property), (ii) credit card receivables, and (iii) reserves, escrows and deposit accounts maintained by Mortgagor with respect to the Property, including, without limitation, all accounts established or maintained pursuant to the Loan Agreement, the Clearing Account Agreement or any other Loan Document, together with all deposits or wire transfers made to such accounts, and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time, and all proceeds, products, distributions, dividends and/or substitutions thereon and thereof;
(q) Uniform Commercial Code Property. All documents, instruments, chattel paper and general intangibles, as the foregoing terms are defined in the Uniform Commercial Code, and general intangibles relating to the Property and all credit card receivables and escrows, in any case which now or hereafter relate to, are derived from, or are used in connection with the Property;
(r) Minerals. All minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above Land;
(s) Interest Rate Cap Agreement. The Interest Rate Cap Agreement and all income and proceeds thereof;
(t) Rights Appurtenant to Ground Lease. Owner’s right, title and interest in all appurtenances in respect of or otherwise relating to the Ground Lease, including, but not limited to, renewal options and expansion rights, and all the estate and rights of Owner of, in and to (i) all modifications, extensions and renewals of the Ground Lease and all rights to renew or extend the term of the Ground Lease, (ii) all credits to and deposits of Owner under the Ground Lease, (iii) all other options, privileges and rights granted and demised to Owner under the Ground Lease, (iv) all the right or privilege of Owner to terminate, cancel, abridge, surrender, merge, modify or amend the Ground Lease and (v) any and all possessory rights of Owner and other rights and/or privileges of possession, including, without limitation, Owner’s right to elect to remain in possession of the Land and Improvements and the leasehold estate created by the Ground Lease pursuant to Section 365(h)(1) of the Bankruptcy Code;
(u) Rights on Rejection of Ground Lease. All of Owner’s claims and rights to damages and any other remedies in connection with or arising from the rejection of the Ground Lease by Ground Lessor or any trustee, custodian or receiver pursuant to the Bankruptcy Code in the event that there shall be filed by or against Ground Lessor any petition, action or proceeding under the Bankruptcy Code or under any other similar federal or state law now or hereafter in effect;
(v) without limiting the generality of the provisions of any other Granting Clause, all of Borrower’s rights, title, interest, privileges and franchises in and to the following, now owned or hereafter acquired by Borrower to the extent assignable (collectively, “Operating Assets”):
(1) bookings for the use of guest rooms, banquet facilities, meeting rooms at the Land and/or the Improvements;

(2) all contracts respecting utility services for, and the maintenance, operations, or equipping of, the Property, including guaranties and warranties relating thereto;
(3) the Management Agreement (as such term is defined in the Loan Agreement);
(4) all contract rights, leases and sub-leases (whether with respect to real property, personal property or both real and personal property), concessions, trademarks, trade names, service marks, logos, copyrights, warranties and other items of intangible personal property, and any and all good will associated with the same relating to the ownership or operation of the Land and/or the Improvements, including, without limitation, (i) telephone and other communication numbers, (ii) all software licensing agreements as are required to operate computer software systems at the Land and/or the Improvements and books and records relating to the software programs, and (iii) lessee’s interest under leases of Tangible Personal Property (as hereinafter defined);
(5) all contracts, purchase orders, requisitions and agreements entered into by or on behalf of Borrower or which have been assigned to Borrower, for the design, construction, and furnishing of the Land and/or the Improvements, including, without limitation, architect’s agreements, engineering agreements, construction contracts, consulting agreements and agreements or purchase orders for all items of Tangible Personal Property and any payment or performance bonds in favor of Borrower (and all warranties and guarantees thereunder and warranties and guarantees of any subcontractor and bonds issued in connection with the work to be performed by any subcontractor);
(6) the following personal property (the “Tangible Personal Property”) now or hereafter acquired by Borrower (directly or by way of lease) which is located on, or to be located on, or which is in use or held in reserve storage for future use in connection with the operation of the Land and/or the Improvements, which are on hand or on order whether stored on-site or off-site:
(a) all furniture, furnishings, equipment, machinery, apparatus, appliances, fixtures and fittings and other articles of tangible personal property;
(b) all china, glassware, linens, kitchen utensils, silverware and uniforms;
(c) all consumables and operating supplies of every kind and nature, including, without limitation, accounting supplies, guest supplies, forms, printed materials, brochures, stationery, food and beverage stock, bar supplies, laundry supplies and purchase orders;

(d) all upholstery material, carpets and rugs, beds, bureaus, chiffonniers, chairs, chests, desks, bookcases, tables, curtains, hangings, pictures, divans, couches, ornaments, bars, bar fixtures, safes, stoves, ranges, refrigerators, radios, televisions, clocks, electrical equipment, lamps, mirrors, heating and lighting fixtures and equipment, ice machines, air conditioning machines, fire prevention and extinguishing apparatus, laundry machines, and all similar and related articles used in bedrooms, sitting rooms, bathrooms, boudoirs, halls, closets, kitchens, dining rooms, offices, lobbies, basements and cellars in the Land and/or the Improvements; and
(e) all cars, limousines, vans, buses, trucks and other vehicles owned or leased by Borrower for use in connection with the operation of the Land and/or the Improvements, together with all equipment, parts and supplies used to service, repair, maintain and equip the foregoing;
(7) all drawings, designs, plans and specifications prepared by architects, engineers, interior designers, landscape designers and any other professionals or consultants for the design, development, construction and/or improvement of the Land and/or the Improvements or for any other development of the Land, as amended from time to time;
(8) any administrative and judicial proceedings initiated by Borrower, or in which Borrower has intervened, concerning the Land and/or the Improvements and agreements, if any, which are the subject matter of such proceedings;
(9) any customer lists utilized by Borrower, including lists of transient guests, restaurant and bar patrons;
(10) the Management Agreement; and
(11) all of the good will in connection with the assets listed in this Granting Clause (w) and in connection with the operation of the Land and/or the Improvements;
provided that, except as otherwise set forth herein and in the other Loan Documents, the assignment made by this Granting Clause (v) shall not impair or diminish any right, privilege or obligation of Borrower with respect to the Operating Assets, nor shall any such obligation be imposed on Lender;
(w) Proceeds. All proceeds of any of the foregoing, including, without limitation, proceeds of insurance and condemnation awards, whether in cash or in liquidation or other claims, or otherwise; and
(x) Other Rights. Any and all other rights of Mortgagor in and to the items set forth in Subsections (a) through (w) above.

AND, without limiting any of the other provisions of this Mortgage, to the extent permitted by applicable law, Mortgagor expressly grants to Mortgagee, as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Improvements and the Fixtures collectively referred to as the “Real Property”) appropriated to the use thereof and, whether affixed or annexed to the Land or not, shall for the purposes of this Mortgage be deemed conclusively to be real estate and mortgaged hereby.
Notwithstanding the foregoing or anything else herein to the contrary, Mortgagor is not granting to Mortgagee a lien on or security interest in (i) any permit, lease, license, contract, instrument or other agreement held by Mortgagor that prohibits or requires the consent of any Person other than Mortgagor or any Affiliate as a condition to the creation by Mortgagor of a Lien thereon, or any permit, lease, license contract or other agreement held by Mortgagor to the extent that any Legal Requirement prohibits the creation of a Lien thereon, but only, in each case, to the extent, and for so long as, such prohibition or consent requirement is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other Legal Requirement, (ii) any “intent to use” trademark applications for which a statement of use has not been filed (but only until such statement is filed) and (iii) equipment owned by Mortgagor that is subject to a purchase money Lien or a capital lease to the extent permitted under the Loan Agreement if the contract or other agreement in which such Lien is granted (or in the documentation providing such capital lease) prohibits or requires the consent of any Person other than Mortgagor or any Affiliate as a condition to the creation of any other Lien on such equipment (the foregoing (i), (ii) and (iii) “Excluded Property”); provided, however, in each case, the Excluded Property shall not include any proceeds (as defined in the UCC), substitutions or replacements of the Excluded Property (unless such proceeds, substitutions or replacements would otherwise constitute Excluded Property).
Section 1.02 Assignment of Rents. Mortgagor hereby absolutely and unconditionally assigns to Mortgagee all of Mortgagor’s right, title and interest in and to all current and future Leases, Rents and Hotel Revenue; it being intended by Mortgagor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Assignment of Leases, the Loan Agreement, and Section 7.01(i) of this Mortgage, Mortgagee grants to Mortgagor a revocable license to collect, receive, use and enjoy the Rents and Hotel Revenue. Mortgagor shall hold the Rents and Hotel Revenue, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.
Section 1.03 Security Agreement. This Mortgage is both a real property mortgage and a “security agreement” within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Property. By executing and delivering this Mortgage, Mortgagor hereby grants to Mortgagee, as security for the Obligations, a security interest in the Fixtures, the Equipment, the Personal Property and the other property constituting the Property to the full extent that the Fixtures, the Equipment, the Personal Property and such other property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called the “Collateral”). If an Event of Default shall occur and be continuing, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Mortgagee after the occurrence and during the continuance of an Event of Default, Mortgagor shall, at its expense, assemble the Collateral and make it available to Mortgagee at a convenient place (at the Land if tangible property) reasonably acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all expenses, including reasonable attorneys’ fees and costs, incurred or paid by Mortgagee in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral after the occurrence and during the continuance of an Event of Default. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Collateral sent to Mortgagor in accordance with the provisions hereof at least ten (10) Business Days prior to such action, shall, except as otherwise provided by applicable law, constitute reasonable notice to Mortgagor. The proceeds of any disposition of the Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Mortgagee to the payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper. The principal place of business of Mortgagor (Debtor) is as set forth on page one hereof and the address of Mortgagee (Secured Party) is as set forth on page one hereof.
Section 1.04 Fixture Filing. Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, described or referred to in this Mortgage, and this Mortgage, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement naming Mortgagor as the Debtor and Mortgagee as the Secured Party filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.
CONDITIONS TO GRANT
TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Mortgagee and its successors and assigns, forever;
PROVIDED, HOWEVER, these presents are upon the express condition that, if Mortgagor shall well and truly pay and perform the Obligations (including the payment of the Debt) at the time and in the manner provided in this Mortgage, the Note, the Loan Agreement and the other Loan Documents, and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Mortgagor’s obligation to indemnify and hold harmless Mortgagee pursuant to the provisions hereof shall survive any such payment or release.

ARTICLE II
Debt and Obligations Secured
Section 2.01 Obligations. This Mortgage and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Obligations, including, but not limited to, payment of the Debt.
Section 2.02 Variable Interest Rate. The Loan secured by this Mortgage is a variable interest rate loan, as more particularly set forth in the Loan Agreement.
Section 2.03 Loan Payment. Provided no Event of Default exists, this Mortgage will be satisfied and discharged of record by Mortgagee prior to the Maturity Date only in accordance with the terms and provisions set forth in the Loan Agreement.
ARTICLE III
Mortgagor Covenants
Mortgagor covenants and agrees that throughout the term of the Loan:
Section 3.01 Payment of Debt. Mortgagor will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Mortgage.
Section 3.02 Incorporation by Reference. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note, and (c) all and any of the other Loan Documents, are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein. Without limiting the generality of the foregoing, Mortgagor (i) agrees to insure, repair, maintain and restore damage to the Property, pay Taxes and Other Charges, and comply with Legal Requirements, in accordance with the Loan Agreement, and (ii) agrees that the insurance Proceeds and condemnation awards shall be settled, held, applied and/or disbursed in accordance with the Loan Agreement.
Section 3.03 Performance of Other Agreements. Mortgagor shall observe and perform each and every term, covenant and provision to be observed or performed by Mortgagor pursuant to the Loan Agreement, any other Loan Document and any other agreement or recorded instrument affecting or pertaining to the Property, and any amendments, modifications or changes thereto.

ARTICLE IV
Obligations and Reliances
Section 4.01 Relationship of Mortgagor and Mortgagee. The relationship between Mortgagor and Mortgagee is solely that of debtor and creditor, and Mortgagee has no fiduciary or other special relationship with Mortgagor, and no term or condition of any of the Loan Agreement, the Note, this Mortgage or the other Loan Documents shall be construed so as to deem the relationship between Mortgagor and Mortgagee to be other than that of debtor and creditor.
Section 4.02 No Reliance on Mortgagee. The general partners, members, principals and (if Mortgagor is a trust) beneficial owners of Mortgagor, as applicable, are experienced in the ownership and operation of properties similar to the Property, and Mortgagor and Mortgagee are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Mortgagor is not relying on Mortgagee’s expertise, business acumen or advice in connection with the Property.
Section 4.03 No Mortgagee Obligations. (a) Notwithstanding the provisions of Subsections 1.01(h) and (m) or Section 1.02, Mortgagee is not undertaking the performance of (i) any obligations under the Leases, or (ii) any obligations with respect to any other agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses or other documents.
(b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Mortgagee pursuant to this Mortgage, the Loan Agreement, the Note or the other Loan Documents, including, without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Mortgagee shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Mortgagee.
Section 4.04 Reliance. Mortgagor recognizes and acknowledges that in accepting the Loan Agreement, the Note, this Mortgage and the other Loan Documents, Mortgagee and the Lenders are expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article 4 of the Loan Agreement without any obligation to investigate the Property or any other matter and notwithstanding any investigation of the Property by Mortgagee; that such reliance existed on the part of Mortgagee prior to the date hereof; that the warranties and representations are a material inducement to the Lenders in making the Loan; and that the Lenders would not be willing to make the Loan and accept this Mortgage in the absence of the warranties and representations as set forth in Article 4 of the Loan Agreement.

ARTICLE V
Further Assurances
Section 5.01 Recording of Mortgage, Etc. Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage and any of the other Loan Documents creating a Lien or security interest or evidencing the Lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the Lien or security interest hereof upon, and the interest of Mortgagee in, the Property. Mortgagor will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Mortgage, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of any of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of any of the foregoing documents, except where prohibited by law so to do.
Section 5.02 Further Acts, Etc. Mortgagor will, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Mortgagee the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage, or for complying with all Legal Requirements. Mortgagor, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Mortgagee to execute in the name of Mortgagor or without the signature of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements to evidence more effectively the security interest of Mortgagee in the Property. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mortgagee at law and in equity, including, without limitation, such rights and remedies available to Mortgagee pursuant to this Section 5.02.

Section 5.03 Changes in Tax, Debt, Credit and Documentary Stamp Laws. (a) If any law is enacted or adopted or amended after the date of this Mortgage which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Mortgagee’s interest in the Property, Mortgagor will pay the tax, with interest and penalties thereon, if any. If Mortgagee is advised by counsel chosen by it that the payment of tax by Mortgagor would be unlawful or taxable to Mortgagee or unenforceable or provide the basis for a defense of usury, then Mortgagee shall have the option by written notice of not less than one hundred twenty (120) days to declare the Debt immediately due and payable.
(b) Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Mortgage or the Debt. If such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable.
(c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Mortgage, or any of the other Loan Documents or shall impose any other tax or charge on the same, Mortgagor will pay for the same, with interest and penalties thereon, if any.
ARTICLE VI
Due On Sale/Encumbrance
Section 6.01 Mortgagee Reliance. Mortgagor acknowledges that Mortgagee and the Lenders have examined and relied on the experience of Mortgagor and its general partners, members, principals and (if Mortgagor is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Mortgagor’s ownership of the Property as a means of maintaining the value of the Property as security for the payment and performance of the Obligations, including the payment of the Debt. Mortgagor acknowledges that Mortgagee and the Lenders have a valid interest in maintaining the value of the Property so as to ensure that, should an Event of Default with respect to the payment and/or performance of the Obligations, including the payment of the Debt, Mortgagee and the Lenders can recover the Debt by a sale of the Property in accordance with Section 7.01 hereof.
Section 6.02 No Transfer. Mortgagor shall not permit or suffer any Transfer to occur except in accordance with the terms of the Loan Agreement.

ARTICLE VII
Rights and Remedies Upon Default
Section 7.01 Remedies. Upon the occurrence and during the continuance of any Event of Default, Mortgagor agrees that Mortgagee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:
(a) declare the entire unpaid Debt to be immediately due and payable;
(b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Mortgage under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;
(c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Mortgage for the balance of the Obligations not then due, unimpaired and without loss of priority;
(d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof, all as may be required or permitted by law; and, without limiting the foregoing;
(e) (i) In connection with any sale or sales hereunder, Mortgagee shall be entitled to elect to treat any of the Property which consists of (x) a right in action, or (y) property that can be severed from the Real Property covered hereby, or (z) any improvements (without causing structural damage thereto), as if the same were personal property, and dispose of the same in accordance with applicable law, separate and apart from the sale of the Real Property. Where the Property consists of Real Property, Personal Property, Equipment or Fixtures, whether or not such Personal Property or Equipment is located on or within the Real Property, Mortgagee shall be entitled to elect to exercise its rights and remedies against any or all of the Real Property, Personal Property, Equipment and Fixtures in such order and manner as is now or hereafter permitted by applicable law;
(ii) Mortgagee shall be entitled to elect to proceed against any or all of the Real Property, Personal Property, Equipment and Fixtures in any manner permitted under applicable law; and if Mortgagee so elects pursuant to applicable law, the power of sale herein granted shall be exercisable with respect to all or any of the Real Property, Personal Property, Equipment and Fixtures covered hereby, as designated by Mortgagee and Mortgagee is hereby authorized and empowered to conduct any such sale of any Real Property, Personal Property, Equipment and Fixtures in accordance with the procedures applicable to Real Property;

(iii) Should Mortgagee elect to sell any portion of the Property which is Real Property or which is Personal Property, Equipment or Fixtures that the Mortgagee has elected under applicable law to sell together with Real Property in accordance with the laws governing a sale of the Real Property, Mortgagee shall give such notice of the occurrence of an Event of Default, if any, and its election to sell such Property, each as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, subject to the terms hereof and of the other Loan Documents, and without the necessity of any demand on Mortgagor, Mortgagee at the time and place specified in the notice of sale, shall sell such Real Property or part thereof at public auction to the highest bidder for cash or upon credit in lawful money of the United States. Mortgagee may from time to time postpone any sale hereunder by public announcement thereof at the time and place noticed for any such sale; and
(iv) If the Property consists of several lots, parcels or items of property, Mortgagee shall, subject to applicable law, (A) designate the order in which such lots, parcels or items shall be offered for sale or sold, or (B) elect to sell such lots, parcels or items through a single sale, or through two or more successive sales, or in any other manner Mortgagee designates. Any Person, including Mortgagor or Mortgagee, may purchase at any sale hereunder. Should Mortgagee desire that more than one sale or other disposition of the Property be conducted, Mortgagee shall, subject to applicable law, cause such sales or dispositions to be conducted simultaneously, or successively, on the same day, or at such different days or times and in such order as Mortgagee may designate, and no such sale shall terminate or otherwise affect the Lien of this Mortgage on any part of the Property not sold until all the Obligations have been satisfied in full. In the event Mortgagee elects to dispose of the Property through more than one sale, except as otherwise provided by applicable law, Mortgagor agrees to pay the costs and expenses of each such sale and of any judicial proceedings wherein such sale may be made;
(f) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, in the Loan Agreement or in the other Loan Documents;
(g) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Mortgage or the other Loan Documents;
(h) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Mortgagor, any guarantor or indemnitor with respect to the Loan or any Person otherwise liable for the payment of the Debt or any part thereof;

(i) the license granted to Mortgagor under Section 1.02 hereof shall automatically be revoked and Mortgagee may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Mortgagor and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Mortgagor and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Mortgagor agrees to surrender possession of the Property and of such books, records and accounts to Mortgagee upon demand, and thereupon Mortgagee may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Mortgagee deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Mortgagor with respect to the Property, whether in the name of Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants and demand, sue for, collect and receive all Rents and Hotel Revenue of the Property and every part thereof; and (v) apply the receipts from the Property to the payment and performance of the Obligations (including, without limitation, the payment of the Debt), in such order, priority and proportions as Mortgagee shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys’ fees and costs) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, Insurance Premiums and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Mortgagee, its counsel, agents and employees;
(j) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Fixtures, the Equipment and/or the Personal Property, or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Fixtures, the Equipment and the Personal Property, and (ii) request Mortgagor, at its sole cost and expense, to assemble the Fixtures, the Equipment and/or the Personal Property and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Fixtures, the Equipment and/or the Personal Property sent to Mortgagor in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Mortgagor;
(k) apply any sums then deposited or held in escrow or otherwise by or on behalf of Mortgagee in accordance with the terms of the Loan Agreement, this Mortgage or any other Loan Document to the payment of the following items in any order in its sole discretion:
(i) Taxes and Other Charges;

(ii) Insurance premiums;
(iii) Interest on the unpaid principal balance of the Note;
(iv) Amortization of the unpaid principal balance of the Note; and/or
(v) All other sums payable pursuant to the Note, the Loan Agreement, this Mortgage and the other Loan Documents, including, without limitation, the Prepayment Premium, if applicable, and advances made by Mortgagee pursuant to the terms of this Mortgage; and/or
(l) pursue such other remedies as may be available at law or in equity.
In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Mortgage shall continue as a Lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.
Section 7.02 Application of Proceeds. The purchase money proceeds and avails of any disposition of the Property or any part thereof, or any other sums collected by Mortgagee pursuant to the Note, this Mortgage or the other Loan Documents, may be applied by Mortgagee to the payment of the Obligations in such priority and proportions as Mortgagee in its discretion shall deem proper, to the extent consistent with law. Any excess proceeds after payment in full of the Obligations shall be delivered to Mortgagee.
Section 7.03 Right to Cure Defaults. During the continuance of any Event of Default, Mortgagee may, but without any obligation to do so and without notice to or demand on Mortgagor and without releasing Mortgagor from any obligation hereunder, perform the obligations in Default in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof. Mortgagee is authorized to enter upon the Property for such purposes or appear in, defend or bring any action or proceeding to protect its interest in the Property or to foreclose this Mortgage or collect the Debt, and the cost and expense thereof (including reasonable attorneys’ fees and disbursements to the extent permitted by law), with interest thereon at the Default Rate for the period after notice from Mortgagee that such cost or expense was incurred to the date of payment to Mortgagee, shall constitute a portion of the Debt, shall be secured by this Mortgage and the other Loan Documents and shall be due and payable to Mortgagee upon demand.
Section 7.04 Other Rights, Etc. (a) The failure of Mortgagee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor’s obligations hereunder by reason of (i) the failure of Mortgagee to comply with any request of Mortgagor or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any Person liable for the Obligations or any portion thereof, or (iii) any agreement or stipulation by Mortgagee extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Mortgage or the other Loan Documents, except to the extent of such agreement or stipulation.

(b) It is agreed that the risk of loss or damage to the Property is on Mortgagor, and Mortgagee shall have no liability whatsoever for any decline in value of the Property, for failure to maintain insurance policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Mortgagee shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Mortgagee’s possession.
(c) Mortgagee may resort for the payment and performance of the Obligations (including, but not limited to, the payment of the Debt) to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce the other Obligations or any covenant hereof, without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage. The rights of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.
Section 7.05 Right to Release Any Portion of the Property. Mortgagee may release any portion of the Property for such consideration as Mortgagee may require without, as to the remainder of the Property, in any way impairing or affecting the Lien or priority of this Mortgage, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the Obligations shall have been reduced by the actual monetary consideration, if any, received by Mortgagee for such release, and Mortgagee may accept by assignment, pledge or otherwise any other property in place thereof as Mortgagee may require without being accountable for so doing to any other lienholder. This Mortgage shall continue as a Lien and security interest in the remaining portion of the Property.
Section 7.06 Violation of Laws. If the Property is not in full compliance with all Legal Requirements, Mortgagee may impose additional requirements upon Mortgagor in connection herewith, including, without limitation, monetary reserves or financial equivalents.
Section 7.07 Right of Entry. Upon reasonable notice (which may be given verbally) to Mortgagor, Mortgagee and its agents shall have the right to enter and inspect the Property at all reasonable times.

ARTICLE VIII
Indemnification
Section 8.01 Mortgage and/or Intangible Tax. Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Liabilities imposed upon or incurred by or asserted against any Indemnified Party and directly or indirectly arising out of or in any way relating to any mortgage, recording, stamp, intangible or other similar taxes required to be paid by any Person under applicable Legal Requirements in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of this Mortgage or any of the Loan Documents (but excluding any income, franchise or other similar taxes).
Section 8.02 Duty to Defend; Attorneys’ Fees and Other Fees and Expenses. Upon written request by any Indemnified Party, Mortgagor shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by engaging attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, if the defendants in any such claim or proceeding include both Mortgagor and any Indemnified Party and Mortgagor and such Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or in addition to those available to Mortgagor, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party. Upon demand, Mortgagor shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of the reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.
ARTICLE IX
Waivers
Section 9.01 Waiver of Counterclaim. To the extent permitted by applicable law, Mortgagor hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Mortgagee arising out of or in any way connected with this Mortgage, the Loan Agreement, the Note, any of the other Loan Documents or the Obligations.
Section 9.02 Marshalling and Other Matters. To the extent permitted by applicable law, Mortgagor hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, to the extent permitted by applicable law, Mortgagor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, and on behalf of each and every Person acquiring any interest in or title to the Property subsequent to the date of this Mortgage.

Section 9.03 Waiver of Notice. To the extent permitted by applicable law, Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee, except with respect to matters for which this Mortgage or the Loan Documents specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor, and except with respect to matters for which Mortgagee is required by applicable law to give notice, and Mortgagor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.
Section 9.04 Waiver of Statute of Limitations. To the extent permitted by applicable law, Mortgagor hereby expressly waives and releases its right to plead any statute of limitations as a defense to the payment and performance of the Obligations (including, without limitation, the payment of the Debt).
Section 9.05 Waiver of Jury Trial. MORTGAGOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST, WITH REGARD TO THE NOTE, THIS MORTGAGE, THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY MORTGAGOR AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. MORTGAGEE IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY MORTGAGOR.
Section 9.06 Survival. The indemnifications made pursuant to Article 8 herein and the representations and warranties, covenants, and other obligations arising under the Environmental Indemnity, shall continue in full force and effect and shall survive and shall in no way be impaired by (a) any satisfaction, release or other termination of this Mortgage or any other Loan Document, (b) any assignment or other transfer of all or any portion of this Mortgage or any other Loan Document or Mortgagee’s interest in the Property (but, in such case, such indemnifications shall benefit both the Indemnified Parties and any such assignee or transferee), (c) any exercise of Mortgagee’s rights and remedies pursuant hereto, including, but not limited to, foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Loan Agreement, the Note or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by Mortgagor or by Mortgagee following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), (d) any amendment to this Mortgage, the Loan Agreement, the Note or any other Loan Document, and/or (e) any act or omission that might otherwise be construed as a release or discharge of Mortgagor from the Obligations or any portion thereof.

ARTICLE X
Exculpation
The provisions of Section 18.1 of the Loan Agreement are hereby incorporated by reference into this Mortgage to the same extent and with the same force as if fully set forth herein.
ARTICLE XI
Notices
All notices or other written communications hereunder shall be delivered in accordance with Section 19.8 of the Loan Agreement.
ARTICLE XII
Applicable Law
Section 12.01 Governing Law; Jurisdiction; Service of Process. THIS MORTGAGE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
Section 12.02 Usury Laws. Notwithstanding anything to the contrary, (a) all agreements and communications between Mortgagor and Mortgagee are hereby and shall automatically be limited so that, after taking into account all amounts deemed to constitute interest, the interest contracted for, charged or received by Mortgagee shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Mortgagor to Mortgagee, and (c) if through any contingency or event, Mortgagee receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Mortgagor to Mortgagee, or if there is no such indebtedness, shall immediately be returned to Mortgagor.

ARTICLE XIII
Definitions
Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage may be used interchangeably in the singular or plural form and the word “Mortgagor” shall mean “each Mortgagor and any subsequent owner or owners of the Property or any part thereof or any interest therein,” the word “Mortgagee” shall mean “Mortgagee and any subsequent Administrative Agent,” the word “Note” shall mean “the Note and any other evidence of indebtedness secured by this Mortgage,” the word “Property” shall include any portion of the Property and any interest therein, and the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels, incurred or paid by Mortgagee in protecting its interest in the Property, the Leases, Rents and/or Hotel Revenue and/or in enforcing its rights hereunder. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.
ARTICLE XIV
Miscellaneous Provisions
Section 14.01 No Oral Change. This Mortgage, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or Mortgagee, but only by an agreement in writing signed by the party(ies) against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
Section 14.02 Successors and Assigns. This Mortgage shall be binding upon, and shall inure to the benefit of, Mortgagor and Mortgagee and their respective successors and permitted assigns, as set forth in the Loan Agreement.
Section 14.03 Inapplicable Provisions. If any provision of this Mortgage is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Mortgage, such provision shall be fully severable and this Mortgage shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Mortgage, and the remaining provisions of this Mortgage shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Mortgage, unless such continued effectiveness of this Mortgage, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

Section 14.04 Headings, Etc. The headings and captions of the various Sections of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.
Section 14.05 Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Mortgagee shall be subrogated to all of the rights, claims, liens, titles and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles and interests, if any, are not waived, but rather are continued in full force and effect in favor of Mortgagee and are merged with the Lien and security interest created herein as cumulative security for the payment, performance and discharge of the Obligations (including, but not limited to, the payment of the Debt).
Section 14.06 Intentionally Omitted.
Section 14.07 Limitation on Mortgagee’s Responsibility. No provision of this Mortgage shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Mortgagee, nor shall it operate to make Mortgagee responsible or liable for any waste committed on the Property by the Tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any Tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Mortgagee a “mortgagee in possession.”
Section 14.08 Recitals. The recitals hereof are a part hereof, form a basis for this Mortgage and shall be considered prima facie evidence of the facts and documents referred to therein.
ARTICLE XV
Ground Lease Provisions
Section 15.01 Ground Lease. (a) The provisions of Sections 4.1.45 and 5.1.26 of the Loan Agreement are hereby incorporated by reference into this Mortgage to the same extent and with the same force as if fully set forth herein.

(b) If the Ground Lease is rejected in any case, proceeding or other action commenced by or against the lessor under the Ground Lease (or any person or party constituting or having an interest in the Ground Lease) under the Bankruptcy Code or any comparable federal or state statute or law, (i) Mortgagor, immediately after obtaining notice thereof, shall give notice thereof to Mortgagee, (ii) Mortgagor, without the prior written consent of Mortgagee, shall not elect to treat the Ground Lease as terminated pursuant to Section 365(h)(1)(A)(i) of the Bankruptcy Code or any comparable federal or state statute or law, and any election by Mortgagor made without such consent shall be void and (iii) the Mortgage and all the liens, terms, covenants and conditions of the Mortgage shall extend to and cover Mortgagor’s possessory rights under Section 365(h) of the Bankruptcy Code and to any claim for damages due to lessor’s rejection of the Ground Lease. In addition, Mortgagor hereby assigns to Mortgagee Mortgagor’s rights to remain in possession of the premises demised under the Ground Lease and to offset rents under the Ground Lease under Section 365(h)(1)(A)(ii) of the Bankruptcy Code in the event any case, proceeding or other action is commenced by or against the lessor under the Ground Lease under the Bankruptcy Code or any comparable federal or state statute or law.
(c) It is hereby agreed that the fee title and the leasehold estate in the property demised by the Ground Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates in either the Ground Lessor, Mortgagor or a third party, whether by purchase or otherwise and Mortgagee shall continue to have and enjoy all of the rights and privileges of the Mortgagee as to the separate estates. If Mortgagor acquires the fee title, the interest of the Ground Lessor or any other estate, title or interest in the property demised by the Ground Lease, or any part thereof, the lien of this Mortgage shall attach to, cover and be a lien upon such acquired estate, title or interest and same shall thereupon be and become a part of the Property with the same force and effect as if specifically encumbered herein. Mortgagor agrees to execute all instruments and documents which Mortgagee may reasonably require to ratify, confirm and further evidence Mortgagee’s lien on the acquired estate, title or interest and to provide such endorsements to the Mortgagee’s title policy issued in connection with the Loan insuring that this Mortgage creates a first prior security interest on the Mortgagor’s fee interest in the Property; provided, however, that if Mortgagor elects to merge the fee simple estate in the Property with the leasehold estate in the Property, Mortgagee shall not unreasonably withhold, condition or delay its consent thereto. Furthermore, Mortgagor hereby appoints Mortgagee its true and lawful attorney-in-fact to execute and deliver all such instruments and documents in the name and on behalf of Mortgagor in the event that Mortgagor fails to do same. This power, being coupled with an interest, shall be irrevocable as long as the Obligations remain unpaid.
(d) Intentionally Omitted.
(e) No release or forbearance of any of Mortgagor’s obligations under the Ground Lease, pursuant to the Ground Lease or otherwise, shall release Mortgagor from any of its obligations under this Mortgage or the other Loan Documents.
(f) Mortgagor shall give Mortgagee immediate notice of the commencement of any arbitration or appraisal proceeding to which Mortgagor is a party or of which Mortgagor has been otherwise notified concerning the provisions of the Ground Lease. Mortgagee shall have the right to intervene and participate in any such proceeding if such proceeding, if adversely determined, would be reasonably expected to have a material adverse effect on Mortgagor or the Property and Mortgagor shall confer with Mortgagee and its attorneys and experts and cooperate with them to the extent which Mortgagee deems reasonably necessary for the protection of Mortgagee. Upon the request of Mortgagee, Mortgagor will exercise all rights of arbitration conferred upon it by the Ground Lease. If at any time such proceeding shall have commenced, Mortgagor shall be in default in the performance or observance of any covenant, condition or other requirement of the Ground Lease on the part of Mortgagor to be performed or observed or an Event of Default shall have occurred and be continuing, Mortgagee shall have, and is hereby granted, the right to designate and appoint on behalf of Mortgagor, the arbitrator or arbitrators, or appraiser, in such proceeding.

ARTICLE XVI
State-Specific Provisions
Section 16.01 Principles of Construction. In the event of any inconsistencies between the terms and conditions of this Article 16 and the other terms and conditions of this Mortgage, the terms and conditions of this Article 16 shall control and be binding.
Section 16.02 Property Encumbered. Mortgagor represents that this Mortgage does not encumber property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units.
Section 16.03 Lien Law. Pursuant to Section 13 of the lien law of New York, Mortgagor shall receive the advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply such advances first to the payment of the cost of any such improvements on the Property before using any part of the total of the same for any other purpose.
Section 16.04 Real Property Law. (a) Mortgagee shall have all of the rights as against lessees of the Property as set forth in Section 291-f of the Real Property Law of the State of New York.
(b) The provisions of subsection 4 of the New York Real Property Law covering the insurance of buildings against loss by fire and the application of Insurance Proceeds shall not apply to this Mortgage. In the event of any conflict, inconsistency or ambiguity between the provisions of this Article 16 hereof and the provisions of subsection 4 of Section 254 of the New York Real Property Law covering the insurance of buildings against loss by fire and the application of Insurance Proceeds, the provisions of this Article 16 shall control.

(c) The clauses and covenants contained in this Mortgage that are construed by Section 254 of the New York Real Property Law shall be construed as provided in those sections (except as otherwise provided in this Mortgage). The additional clauses and covenants contained in this Mortgage shall afford rights supplemental to and not exclusive of the rights conferred by the clauses and covenants construed by Section 254 and shall not impair, modify, alter or defeat such rights (except as otherwise provided in this Mortgage), notwithstanding that such additional clauses and covenants may relate to the same subject matter or provide for different or additional rights in the same or similar contingencies as the clauses and covenants construed by Section 254. The right of Mortgagee arising under the clauses and covenants contained in this Mortgage shall be separate, distinct and cumulative and none of them shall be in exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision, anything herein or otherwise to the contrary notwithstanding. In the event of any inconsistencies between the provisions of Section 254 and the provisions of this Mortgage, the provisions of this Mortgage shall prevail.
Section 16.05 Maximum Secured Amount. Notwithstanding anything contained herein to the contrary, the maximum amount of indebtedness secured by this Mortgage (solely insofar as this Mortgage is an encumbrance on real property and fixtures) at execution or which under any contingency may become secured hereby at any time hereafter is the principal sum of $115,000,000.00 plus interest thereon plus as additional interest, any premium, fee or other payment due under the Loan Documents in connection with any prepayment or repayment of such principal sum, plus amounts expended by the Mortgagee after a declaration of an Event of Default hereunder to maintain the lien of this Mortgage or to protect the Property secured by this Mortgage, including, without limitation, amounts in respect of insurance premiums, real estate taxes, litigation expenses to prosecute or defend the rights, remedies and lien of this Mortgage or title to the Property secured hereby, and any costs, charges or amounts to which the Mortgagee becomes subrogated upon payment, whether under recognized principles of law or equity or under express statutory authority, together with interest on all the foregoing amounts at the Default Rate (as defined in the Loan Agreement). Anything in this Section 16.05 to the contrary notwithstanding, all of the Obligations shall be secured pursuant to the security agreement set forth in this Mortgage.
Section 16.06 Transfer Taxes. (a) In the event of any sale or transfer of the Property, or any part thereof, following a foreclosure of this Mortgage or by deed in lieu of any such foreclosure, Mortgagor shall timely and duly complete, execute and deliver to Mortgagee all forms and supporting documentation required by any taxing authority to estimate and fix any tax payable by reason of such sale or transfer or recording of the deed evidencing such sale or transfer, including any New York State Real Estate Transfer Tax payable pursuant to Article 31 of the New York Tax Law (individually, a “Transfer Tax” and collectively, the “Transfer Taxes”).

(b) Mortgagor shall pay the Transfer Taxes that may hereafter become due and payable with respect to any sale or transfer of the Property described in Section 16.06(a), and if Mortgagor is in default of such payment, Mortgagee may pay the same plus any and all reasonable out-of-pocket expenses incurred by Mortgagee in connection therewith including, without limitation, interest, penalties and reasonable attorneys’ fees. Any such costs paid by Mortgagee shall promptly be reimbursed by Mortgagor.
(c) The provisions of this Section 16.06 shall survive any transfer and the delivery of the deed affecting such transfer. Nothing in this Section 16.06 shall be deemed to grant to Mortgagor any greater rights to sell, assign or otherwise transfer the Property nor to deprive Mortgagee of any right to refuse to consent to any transaction referred to in this Section 16.06 than, in either case, are expressly set forth in the Loan Documents.
[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, this Amended, Restated and Consolidated Mortgage, Assignment of Leases and Rents and Security Agreement has been executed by Mortgagor as of the day and year first above written.

HENRY HUDSON HOLDINGS LLC, a Delaware limited liability company,

By:	Henry Hudson Senior Mezz LLC,
its managing member

By:	Morgans Group LLC,
its managing member

By:	Morgans Hotel Group Co.,
its managing member

By:	/s/ Richard Szymanski

Name: Richard Szymanski
Title: Chief Financial Officer and Secretary

HUDSON LEASECO LLC, a New York limited liability company

By:	Hudson Managing Member LLC,
its managing member

By:	Henry Hudson Holdings LLC,
its managing member

By:	Henry Hudson Senior Mezz LLC,
its managing member

By:	Morgans Group LLC,
its managing member

By:	Morgans Hotel Group Co.,
its managing member

By:	/s/ Richard Szymanski

Name: Richard Szymanski
Title: Chief Financial Officer and Secretary

58th STREET BAR COMPANY LLC, a Delaware limited liability company

By:	Hudson Pledgor LLC,
its managing member

By:	Henry Hudson Holdings LLC
its managing member

By:	Henry Hudson Senior Mezz LLC,
its managing member

By:	Morgans Group LLC,
its managing member

By:	Morgans Hotel Group Co.,
its managing member

By:	/s/ Richard Szymanski

Name: Richard Szymanski
Title: Chief Financial Officer and Secretary

ACKNOWLEDGMENT

STATE OF NEW YORK	)		Henry Hudson Holdings LLC Henry Leaseco LLC

	)	ss.:

COUNTY OF NEW YORK	)
On this 10th day of August, 2011, before me, a Notary Public in and for said State, personally appeared Richard Szymanski, before me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

Grace Chen Notary Public [seal]

LENDER’S ACKNOWLEDGMENT AND CONSENT
Mortgagee is executing this Amended, Restated And Consolidated Mortgage, Assignment of Leases and Rents and Security Agreement to signify its consent to the consolidation, amendment and restatement of the Existing Mortgages as set forth above. Nothing herein shall, or shall be deemed to, obligate Mortgagee for payment of any amount evidenced by the Note or secured by this Mortgage.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent
By:	/s/ George R. Reynolds
	Name:	George R. Reynolds
	Title:	Director

By:	/s/ Alexander B. V. Johnson
	Name:	Alexander B. V. Johnson
	Title:	Managing Director

STATE OF NEW YORK	)

	)	ss:

COUNTY OF NEW YORK	)
On the 11th day of August in the year 2011 before me, the undersigned, personally appeared George R. Reynolds and Alexander B. V. Johnson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me the he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

June Politano Notary Public

[SEAL]

EXHIBIT A
LEGAL DESCRIPTION
UNIT 1 A/K/A EBC UNIT, LOT 1701
THE CONDOMINIUM UNIT (HEREINAFTER REFERRED TO AS THE “UNIT”) KNOWN AS UNIT 1, ALSO KNOWN AS EBC UNIT, IN THE BUILDING (HEREINAFTER REFERRED TO AS THE “BUILDING”) KNOWN AS 353 WEST 57TH STREET CONDOMINIUM AND BY THE STREET NUMBER 353 WEST 57TH STREET, NEW YORK, NEW YORK, SAID UNIT BEING DESIGNATED AND DESCRIBED IN A CERTAIN DECLARATION DATED APRIL 11, 1985 MADE BY IRVING SCHATZ PURSUANT TO ARTICLE 9-B OF THE REAL PROPERTY LAW OF THE STATE OF NEW YORK ESTABLISHING A PLAN FOR CONDOMINIUM OWNERSHIP OF THE BUILDING AND THE LAND (HEREINAFTER REFERRED TO AS THE “LAND”) UPON WHICH THE BUILDING IS SITUATE (WHICH LAND IS MORE PARTICULARLY DESCRIBED ON EXHIBIT A), WHICH DECLARATION WAS RECORDED IN THE NEW YORK COUNTY OFFICE OF THE REGISTER OF THE CITY OF NEW YORK (THE “CITY REGISTER’S OFFICE”) ON APRIL 24, 1985 IN REEL 902 PAGE 1 AND AMENDED BY FIRST AMENDMENT TO DECLARATION DATED JANUARY 29, 1993 AND RECORDED MAY 11, 1993 IN REEL 1969 PAGE 2286, FURTHER AMENDED BY AMENDED AND RESTATED DECLARATION MADE BY HENRY HUDSON HOLDINGS LLC, IRVING SCHATZ, ADRIENNE WECHSLER AND CHERYL HIRSCH DATED AS OF FEBRUARY 12, 1999 AND RECORDED JULY 16, 1999 IN REEL 2913 PAGE 1753 AND AMENDMENT TO AMENDED AND RESTATED DECLARATION DATED AS OF SEPTEMBER 30, 1999, RECORDED OCTOBER 27, 1999 IN REEL 2979 PAGE 2159 (WHICH DECLARATION, AS AMENDED, IS HEREINAFTER REFERRED TO AS THE “DECLARATION”). SAID UNIT IS ALSO DESIGNATED AS TAX LOT 1701 IN BLOCK 1048 OF SECTION 4 OF THE BOROUGH OF MANHATTAN ON THE TAX MAP OF THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK AND ON THE FLOOR PLANS OF THE BUILDING, CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS, ON MARCH 27, 1985 AND FILED IN THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON APRIL 22, 1985 AS CONDOMINIUM PLAN NO. 208 AND ALSO FILED IN THE NEW YORK COUNTY REGISTER’S OFFICE ON APRIL 24, 1985 AS CONDOMINIUM MAP NO. 4326, AS AMENDED BY AMENDED FLOOR PLANS CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS, ON DECEMBER 14, 1992, WHICH AMENDED FLOOR PLANS WERE FILED IN THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON MAY 5, 1993 AS CONDOMINIUM PLAN NO. 208A AND ALSO FILED IN THE NEW YORK COUNTY REGISTER’S OFFICE ON MAY 11, 1993 AS CONDOMINIUM MAP NO. 5192.
TOGETHER WITH AN UNDIVIDED 44.05105% INTEREST IN THE COMMON ELEMENTS (AS SUCH TERM IS DEFINED IN THE DECLARATION).

UNIT 2 A/K/A MODIFIED HOTEL UNIT, LOT 1702
THE CONDOMINIUM UNIT (HEREINAFTER REFERRED TO AS THE “UNIT”) KNOWN AS UNIT 2, ALSO KNOWN AS MODIFIED HOTEL UNIT, IN THE BUILDING (HEREINAFTER REFERRED TO AS THE “BUILDING”) KNOWN AS 353 WEST 57TH STREET CONDOMINIUM AND BY THE STREET NUMBER 353 WEST 57TH STREET, NEW YORK, NEW YORK, SAID UNIT BEING DESIGNATED AND DESCRIBED IN A CERTAIN DECLARATION DATED APRIL 11, 1985 MADE BY IRVING SCHATZ PURSUANT TO ARTICLE 9-B OF THE REAL PROPERTY LAW OF THE STATE OF NEW YORK ESTABLISHING A PLAN FOR CONDOMINIUM OWNERSHIP OF THE BUILDING AND THE LAND (HEREINAFTER REFERRED TO AS THE “LAND”) UPON WHICH THE BUILDING IS SITUATE (WHICH LAND IS MORE PARTICULARLY DESCRIBED ON EXHIBIT A), WHICH DECLARATION WAS RECORDED IN THE NEW YORK COUNTY OFFICE OF THE REGISTER OF THE CITY OF NEW YORK (THE “CITY REGISTER’S OFFICE”) ON APRIL 24, 1985 IN REEL 902 PAGE 1 AND AMENDED BY FIRST AMENDMENT TO DECLARATION DATED JANUARY 29, 1993 AND RECORDED MAY 11, 1993 IN REEL 1969 PAGE 2286, FURTHER AMENDED BY AMENDED AND RESTATED DECLARATION MADE BY HENRY HUDSON HOLDINGS LLC, IRVING SCHATZ, ADRIENNE WECHSLER
AND CHERYL HIRSCH DATED AS OF FEBRUARY 12, 1999 AND RECORDED JULY 16, 1999 IN REEL 2913 PAGE 1753 AND AMENDMENT TO AMENDED AND RESTATED DECLARATION DATED AS OF SEPTEMBER 30, 1999 AND RECORDED OCTOBER 27, 1999 IN REEL 2979 PAGE 2159 WHICH DECLARATION, AS AMENDED, IS HEREINAFTER REFERRED TO AS THE “DECLARATION”). SAID UNIT IS ALSO DESIGNATED AS TAX LOT 1702 IN BLOCK 1048 OF SECTION 4 OF THE BOROUGH OF MANHATTAN ON THE TAX MAP OF THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK AND ON THE FLOOR PLANS OF THE BUILDING, CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS, ON MARCH 27, 1985 AND FILED IN THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON APRIL 22, 1985 AS CONDOMINIUM MAP NO. 4326, AS AMENDED BY AMENDED FLOOR PLANS CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS, ON DECEMBER 14, 1992, WHICH AMENDED FLOOR PLANS WERE FILED IN THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON MAY 5, 1993 AS CONDOMINIUM PLAN NO. 208A AND ALSO FILED IN THE NEW YORK COUNTY REGISTER’S OFFICE ON MAY 11, 1993 AS CONDOMINIUM MAP NO. 5192.
TOGETHER WITH AN UNDIVIDED 46.94011% INTEREST IN THE COMMON ELEMENTS (AS SUCH TERM IS DEFINED IN THE DECLARATION).

UNIT 4 A/K/A STORE UNIT, LOT 1704
TERMS, COVENANTS AND CONDITIONS OF LEASE MADE BY AND BETWEEN ADRIENNE SCHATZ, ALSO KNOWN AS ADRIENNE WECHSLER, AND CHERYL HIRSCH, AS LANDLORD, AND HENRY HUDSON HOLDINGS LLC, AS TENANT, DATED AS OF JANUARY 1, 1999 AS REFERENCED IN MEMORANDUM OF LEASE AS OF SEPTEMBER 30, 1999, AND RECORDED OCTOBER 27, 1999 IN REEL 2979 PAGE 2172 (THE “UNIT 1704 LEASE”), AS AMENDED PURSUANT TO AMENDMENT TO LEASE BY AND BETWEEN ADRIENNE SCHATZ, ALSO KNOWN AS ADRIENNE WECHSLER AND CHERYL HIRSCH, TOGETHER AS LANDLORD AND HENRY HUDSON HOLDINGS LLC, AS TENANT, DATED AS OF SEPTEMBER 30, 1999.
THE LEASEHOLD ESTATE INSURED HEREIN COVERS PREMISES MORE PARTICULARLY BOUNDED AND DESCRIBED AS FOLLOWS:
THE CONDOMINIUM UNIT (HEREINAFTER REFERRED TO AS THE “UNIT”) KNOWN AS UNIT 4, ALSO KNOWN AS STORE UNIT IN THE BUILDING (HEREINAFTER REFERRED TO AS THE “BUILDING”) KNOWN AS 353 WEST 57TH STREET CONDOMINIUM AND BY THE STREET NUMBER 353 WEST 57TH STREET, NEW YORK, NEW YORK, SAID UNIT BEING DESIGNATED AND DESCRIBED IN A CERTAIN DECLARATION DATED APRIL 11, 1985 MADE BY IRVING SCHATZ PURSUANT TO ARTICLE 9-B OF THE REAL PROPERTY LAW OF THE STATE OF NEW YORK ESTABLISHING A PLAN FOR CONDOMINIUM OWNERSHIP OF THE BUILDING AND THE LAND (HEREINAFTER REFERRED TO AS THE “LAND”) UPON WHICH THE BUILDING IS SITUATE (WHICH LAND IS MORE PARTICULARLY DESCRIBED ON EXHIBIT A), WHICH DECLARATION WAS RECORDED IN THE NEW YORK COUNTY OFFICE OF THE REGISTER OF THE CITY OF NEW YORK (THE “CITY REGISTER’S OFFICE”) ON APRIL 24, 1985 IN REEL 902 PAGE 1 AND AMENDED BY FIRST AMENDMENT TO DECLARATION DATED JANUARY 29, 1993 AND RECORDED MAY 11, 1993 IN REEL 1969 PAGE 2286, FURTHER AMENDED BY AMENDED AND RESTATED DECLARATION MADE BY HENRY HUDSON HOLDINGS LLC, IRVING SCHATZ, ADRIENNE WECHSLER AND CHERYL HIRSCH DATED AS OF FEBRUARY 12, 1999, RECORDED JULY 16, 1999 IN REEL 2913 PAGE 1753 AND AMENDMENT TO AMENDED AND RESTATED DECLARATION DATED AS OF SEPTEMBER 30, 1999 AND RECORDED OCTOBER 27, 1999 IN REEL 2979 PAGE 2159 WHICH DECLARATION, AS AMENDED, IS HEREINAFTER REFERRED TO AS THE “DECLARATION”). SAID UNIT IS ALSO DESIGNATED AS TAX LOT 1704 IN BLOCK 1048 OF SECTION 4 OF THE BOROUGH OF MANHATTAN ON THE TAX MAP OF THE REAL PROPERTY ASSESSMENT
DEPARTMENT OF THE CITY OF NEW YORK AND ON THE FLOOR PLANS OF THE BUILDING, CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS, ON MARCH 27, 1985 AND FILED IN THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON APRIL 22, 1985 AS CONDOMINIUM MAP NO. 4326, AS AMENDED BY AMENDED FLOOR PLANS CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS,

ON DECEMBER 14, 1992, WHICH AMENDED FLOOR PLANS WERE FILED IN THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON MAY 5, 1993 AS CONDOMINIUM PLAN NO. 208A AND ALSO FILED IN THE NEW YORK COUNTY REGISTER’S OFFICE ON MAY 11, 1993 AS CONDOMINIUM MAP NO. 5192.
TOGETHER WITH AN UNDIVIDED 0.34577% INTEREST IN THE COMMON ELEMENTS (AS SUCH TERM IS DEFINED IN THE DECLARATION).
UNIT 6 A/K/A TENTH FLOOR UNIT, LOT 1706
TERMS, COVENANTS AND CONDITIONS OF AMENDED AND RESTATED LEASE (OF UNIT LOT 1706) MADE BY AND BETWEEN IRVING SCHATZ, AS LANDLORD, AND IAN SCHRAGER HOTELS LLC, AS TENANT, DATED AS OF FEBRUARY 11, 1999, AS REFERENCED IN AMENDED AND RESTATED MEMORANDUM OF LEASE DATED AS OF FEBRUARY 12, 1999, AND RECORDED MARCH 23, 1999 IN REEL 2841 PAGE 1872 (THE “UNIT LOT 1706 LEASE”), WHICH LEASE AMENDS, RESTATES AND SUPERSEDES A PRIOR LEASE MADE BY AND BETWEEN IRVING SCHATZ, AS LESSOR, AND EDUCATIONAL BROADCASTING CORPORATION, AS LESSEE, DATED AUGUST 11, 1988, AS REFERENCED IN MEMORANDUM OF LEASE DATED SEPTEMBER 1, 1988, AND RECORDED SEPTEMBER 30, 1988 IN REEL 1472 PAGE 883, AS ASSIGNED OF RECORD.
ASSIGNMENT AND ASSUMPTION OF LEASE MADE BY AND BETWEEN IAN SCHRAGER HOTELS LLC (F/K/A WEST 57TH LLC), AS ASSIGNOR, AND HENRY HUDSON HOLDINGS LLC, AS ASSIGNEE, DATED AS OF FEBRUARY 12, 1999 AND RECORDED MARCH 23, 1999 IN REEL 2841 PAGE 1882.
THE LEASEHOLD ESTATE INSURED HEREIN COVERS PREMISES MORE PARTICULARLY BOUNDED AND DESCRIBED AS FOLLOWS:
THE CONDOMINIUM UNIT (HEREINAFTER REFERRED TO AS THE “UNIT”) KNOWN AS UNIT 6, ALSO KNOWN AS TENTH FLOOR UNIT IN THE BUILDING (HEREINAFTER REFERRED TO AS THE “BUILDING”) KNOWN AS 353 WEST 57TH STREET CONDOMINIUM AND BY THE STREET NUMBER 353 WEST 57TH STREET, NEW YORK, NEW YORK, SAID UNIT BEING DESIGNATED AND

DESCRIBED IN A CERTAIN DECLARATION DATED APRIL 11, 1985 MADE BY IRVING SCHATZ PURSUANT TO ARTICLE 9-B OF THE REAL PROPERTY LAW OF THE STATE OF NEW YORK ESTABLISHING A PLAN FOR CONDOMINIUM OWNERSHIP OF THE BUILDING AND THE LAND (HEREINAFTER REFERRED TO AS THE “LAND”) UPON WHICH THE BUILDING IS SITUATE (WHICH LAND IS MORE PARTICULARLY DESCRIBED ON EXHIBIT A), WHICH DECLARATION WAS RECORDED IN THE NEW YORK COUNTY OFFICE OF THE REGISTER OF THE CITY OF NEW YORK (THE “CITY REGISTER’S OFFICE”) ON APRIL 24, 1985 IN REEL 902 PAGE 1 AND AMENDED BY FIRST AMENDMENT TO DECLARATION DATED JANUARY 29, 1993 AND RECORDED MAY 11, 1993 IN REEL 1969 PAGE 2286, FURTHER AMENDED BY AMENDED AND RESTATED DECLARATION MADE BY HENRY HUDSON HOLDINGS LLC, IRVING SCHATZ, ADRIENNE WECHSLER AND CHERYL HIRSCH DATED AS OF FEBRUARY 12, 1999 AND RECORDED JULY 16, 1999 IN REEL 2913 PAGE 1753 AND AMENDMENT TO AMENDED AND RESTATED DECLARATION DATED AS OF SEPTEMBER 30, 1999, RECORDED OCTOBER 27, 1999 IN REEL 2979 PAGE 2159 WHICH DECLARATION, AS AMENDED, IS HEREINAFTER REFERRED TO AS THE “DECLARATION)”. SAID UNIT IS ALSO DESIGNATED AS TAX LOT 1706 IN BLOCK 1048 OF SECTION 4 OF THE BOROUGH OF MANHATTAN ON THE TAX MAP OF THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK AND ON THE FLOOR PLANS OF THE BUILDING, CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS, ON MARCH 27, 1985 AND FILED IN THE REAL
PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON APRIL 22, 1985 AS CONDOMINIUM MAP NO. 4326, AS AMENDED BY AMENDED FLOOR PLANS CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS, ON DECEMBER 14, 1992, WHICH AMENDED FLOOR PLANS WERE FILED IN THE REAL PROPERTY ASSESSMENT
DEPARTMENT OF THE CITY OF NEW YORK ON MAY 5, 1993 AS CONDOMINIUM PLAN NO. 208A AND ALSO FILED IN THE NEW YORK COUNTY REGISTER’S OFFICE ON MAY 11, 1993 AS CONDOMINIUM MAP NO. 5192.
TOGETHER WITH AN UNDIVIDED 3.89067% INTEREST IN THE COMMON ELEMENTS (AS SUCH TERM IS DEFINED IN THE DECLARATION).
ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, SITUATE, LYING AND BEING IN THE BOROUGH OF MANHATTAN, CITY, COUNTY AND STATE OF NEW YORK, BOUNDED AND DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT ON THE NORTHERLY SIDE OF 57TH STREET, DISTANT 20 FEET EASTERLY FROM THE CORNER FORMED BY THE
INTERSECTION OF THE EASTERLY SIDE OF NINTH AVENUE WITH THE NORTHERLY SIDE OF 57TH STREET;
RUNNING THENCE EASTERLY ALONG THE SAID NORTHERLY SIDE OF 57TH STREET, 155 FEET;
THENCE NORTHERLY PARALLEL WITH NINTH AVENUE, 200 FEET 10 INCHES TO THE SOUTHERLY SIDE OF 58TH STREET;

THENCE WESTERLY ALONG THE SAID SOUTHERLY SIDE OF 58TH STREET, 135 FEET TO A POINT DISTANT 40 FEET EASTERLY FROM THE CORNER FORMED BY THE INTERSECTION OF THE SOUTHERLY SIDE OF 58TH STREET WITH THE EASTERLY SIDE OF NINTH AVENUE;
THENCE SOUTHERLY PARALLEL WITH NINTH AVENUE AND PART OF THE DISTANCE THROUGH A PARTY WALL, 100 FEET 10 INCHES;
THENCE WESTERLY PARALLEL MORE OR LESS WITH 58TH STREET, 20 FEET; AND
THENCE SOUTHERLY AND PART OF THE WAY THROUGH ANOTHER PARTY WALL, 100 FEET TO THE NORTHERLY SIDE OF 57TH STREET, THE POINT OR PLACE OF BEGINNING.

EXHIBIT B
SCHEDULE OF EXISTING MORTGAGES
[Attached]

MORTGAGE SCHEDULE
MORTGAGE ‘A’
SUBSTITUTE MORTGAGE made by SALISBURY DEVELOPMENT N.V. to ROYALTON OPERATING CORP. in the amount of $1,750,000.00, dated 11/5/1982 and recorded 11/15/1982 in Reel 649 page 1626. (Mortgage Tax Paid: Exempt)
ASSIGNMENT OF MORTGAGE made by ROYALTON OPERATING CORP. to MULTI COMMERCIAL BANK, dated 11/5/1982 and recorded 11/15/1982 in Reel 649 page 1630. Assigns Mortgage ‘A’.
ASSIGNMENT OF MORTGAGE made by MULTI COMMERCIAL BANK to BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, dated 1/11/1984 and recorded 3/9/1984 in Reel 772 page 304. Assigns Mortgage ‘A’.
FOR CONSOLIDATION SEE MORTGAGE
‘C’ MORTGAGE ‘B’
MORTGAGE made by SALISBURY DEVELOPMENT N.Y. to SHENK REALTY CONSTRUCTION COMPANY in the amount of $2,235,000.00, dated 11/5/1979 and recorded 11/9/1979 in Reel 501 page 1797. (Mortgage Tax Paid: $33,525.00)
ASSIGNMENT OF MORTGAGE made by SHENK REALTY CONSTRUCTION COMPANY to SADIE HAMERLING, HENRY SHENK AND S. BARRY SHENK, dated 4/25/1980 and recorded 4/26/1980 in Reel 518 page 1117.
ASSIGNMENT OF MORTGAGE made by SADIE HAMERLING, HENRY SHENK AND S. BARRY SHENK to ROYALTON OPERATING CORP., dated 10/26/1982 and recorded 11/15/1982 in Reel 649 page 1619.
EXTENSION AGREEMENT made by and between ROYALTON OPERATING CORP. and SALISBURY DEVELOPMENT N.Y., dated 11/5/1982 and recorded 11/15/1982 in Reel 649 page 1621.
SUBORDINATION AGREEMENT made by and between ROYALTON OPERATING CORP. and MULTI COMMERCIAL BANK, dated II/5/1982 and recorded 11/15/1982 in Reel 649 page 1632. Subordinates Mortgage ‘B’ to Mortgage ‘A’.
ASSIGNMENT OF MORTGAGE made by ROYALTON OPERATING CORP. to BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, dated 2/22/1984 and recorded 4/9/1984 in Reel 772 page 307.
FOR CONSOLIDATION SEE MORTGAGE
‘C’ MORTGAGE ‘C’
MORTGAGE made by SALISBURY DEVELOPMENT, N.Y. to BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION in the amount of $1,245,791.86, dated 2/22/1984 and recorded 3/9/1984 in Reel 772 page 313. (Mortgage Tax Paid: $28,030.50)
CONSOLIDATION AND EXTENSION AGREEMENT made by and between BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION and SALISBURY DEVELOPMENT N.Y., dated 2/22/1984 and recorded 4/9/1984 in Reel 772 page 318. Consolidates Mortgages ‘A’, ‘B’ and ‘C’ to form a single lien in the amount of $3,000,000.00.

ASSIGNMENT OF MORTGAGE made by BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION to THE GREATER NEW YORK SAVINGS BANK, dated 11/19/1985 and recorded 12/13/1985 in Reel 996 page 1585. Assigns Mortgages ‘A’, ‘B’ and ‘C’, as consolidated.
FOR FURTHER CONSOLIDATION SEE MORTGAGE
‘D’ MORTGAGE ‘D’
MORTGAGE made by 44Th HOTEL ASSOCIATES to THE GREATER NEW YORK SAVINGS BANK in the amount of $4,500,000.00, dated 11/19/1985 and recorded 12/13/1985 in Reel 996 page 1573. (Mortgage Tax Paid: $101,250.00) Mortgage ‘D’ by its terms is consolidated with Mortgages ‘A’, ‘B’, and ‘C’ to form a single lien in the amount of $7,500,000.00.
FOR CONSOLIDATION SEE MORTGAGE
‘E’ MORTGAGE ‘E’
MORTGAGE made by 44TH HOTEL ASSOCIATES to THE GREATER NEW YORK SAVINGS BANK in the amount of $6,830,000.00, dated 11/7/1986 and recorded 11/14/1986 in Reel 1143 page 487. (Mortgage Tax Paid: $153,675.00) Mortgage ‘E’ by its terms is consolidated with Mortgages ‘A’ through ‘D’ to form a single lien in the amount of $14,330,000.00.
MODIFICATION AGREEMENT made by and between THE GREATER NEW YORK SAVINGS BANK and 44TH HOTEL ASSOCIATES, dated 7/9/1987 and recorded 7/16/1987 in Reel 1260 page 2102. Modifies Mortgages ‘A’ through ‘E’, as consolidated.
FOR FURTHER CONSOLIDATION SEE MORTGAGE
‘K’ MORTGAGE ‘F’
MORTGAGE made by 44TH HOTEL ASSOCIATES to THE GREATER NEW YORK SAVINGS BANK in the amount of $16,630,000.00, dated 7/9/1987 and recorded 7/16/1987 in Reel 1260 page 2110. (Mortgage Tax Paid: $374,175.00)

FOR CONSOLIDATION SEE MORTGAGE
‘K’ MORTGAGE ‘G’
MORTGAGE made by 44TH HOTEL ASSOCIATES to THE GREATER NEW YORK SAVINGS BANK in the amount of $40,000,00, dated 7/9/1987 and recorded 7/16/1987 in Reel 1260 page 2139. (Mortgage Tax Paid: $900.00)
ASSIGNMENT OF MORTGAGE made by THE GREATER NEW YORK SAVINGS BANK to THE BANK OF TOKYO TRUST COMPANY, dated 9/30/1988 and recorded 10/13/1988 in Reel 1478 page 845. Assigns Mortgages ‘A’ through ‘G’, as consolidated.
FOR CONSOLIDATION SEE MORTGAGE
‘K’ MORTGAGE ‘II’
MORTGAGE made by 44TH HOTEL ASSOCIATES to NATIONAL WESTMINSTER BANK USA in the amount of $9,304,156.84, dated 6/28/1988 and recorded 7/15/1988 in Reel 1431 page 1287. (Mortgage Tax Paid: $209,344.50)
FOR CONSOLIDATION SEE MORTGAGE ‘J’
MORTGAGE ‘I’
MORTGAGE made by 44Th HOTEL ASSOCIATES to NATIONAL WESTMINSTER BANK USA in the amount of $471,000.00, dated 6/28/1988 and recorded 7/15/1988 in Reel 1431 page 1310. (Mortgage Tax Paid: $10,597.50)
FOR CONSOLIDATION SEE MORTGAGE ‘K’
MORTGAGE ‘J’
MORTGAGE made by 44TH HOTEL ASSOCIATES to NATIONAL WESTMINSTER BANK USA in the amount of $4,224,843.16, dated 6/28/1988 and recorded 7/15/1988 in Reel 1431 page 1333. (Mortgage Tax Paid: $95,058.00)
ASSIGNMENT OF MORTGAGE made by NATIONAL WESTMINSTER BANK USA to THE BANK OF TOKYO TRUST COMPANY, dated 9/30/1988 and recorded 10/13/1988 in Reel 1478 page 858. Assigns Mortgages ‘H’, ‘I’ and ‘J’.
FOR CONSOLIDATION SEE MORTGAGE ‘K’
MORTGAGE ‘K’
MORTGAGE made by 441H HOTEL ASSOCIATES to THE BANK OF TOKYO TRUST COMPANY in the amount of $1,000,000.00, dated 9/29/1988 and recorded 10/13/1988 in Reel 1478 page 864. (Mortgage Tax Paid: $22,500.00)
CONSOLIDATION AGREEMENT made by and between 44TH HOTEL ASSOCIATES and THE BANK OF TOKYO TRUST COMPANY, dated 9/29/1988 and recorded 10/21/1988 in Reel 1482 page 1833. Consolidates Mortgages ‘A’ through ‘K’ to form a single lien in the amount of $46,000,000.00.
ASSIGNMENT OF MORTGAGE made by THE BANK OF TOKYO TRUST COMPANY to CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL CORP., dated 3/28/1996 and recorded 4/11/1996 in Reel 2312 Page 1842. Assigns Mortgages ‘A’ through ‘K’, as consolidated.
RESTATED MORTGAGE made by ROYALTON, LLC and CS FIRST BOSTON MORTGAGE CAPITAL CORP., dated 3/23/1996 and recorded 4/11/1996 in Reel 2312 page 1850.
ASSIGNMENT OF MORTGAGE made by CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL CORP. to THE CHASE MANHATTAN BANK, AS TRUSTEE, dated 4/25/1997 and recorded 6/10/1997 in Reel 2464 Page 610. Assigns Mortgages ‘A’ through ‘K’, as consolidated.
ASSIGNMENT OF MORTGAGE made by THE CHASE MANHATTAN BANK, AS TRUSTEE to DEUTSCHE BANK, AG, dated 7/27/1998 and recorded 8/26/1998 in Reel 2689 Page 153. Assigns Mortgages ‘A’ through ‘K’, as consolidated.
FOR FURTHER CONSOLIDATION SEE MORTGAGE
‘L’ MORTGAGE ‘L’
MORTGAGE made by MORGANS HOLDINGS LLC and ROYALTON, LLC to DEUTSCHE BANK AG in the amount of $60,000,000, dated as of 7/28/1998 and recorded 8/28/1998 in Reel 2692 page 1178. (Mortgage Tax Paid: $1,650,000.00) Mortgage ‘L’ by its terms is consolidated with mortgages ‘A’ through ‘K’ to form a single lien in the amount of $90,000,000. These mortgages were spread to cover Block 867 Lot 20 and Block 1259 Lot 11 on the Tax Map of the City of New York, County of New York, said premises known as 237-239 Madison Avenue, and 44-45 West 44th Street, a/lc/a 47 West 43rd Street, New York, NY, other premises not made a part hereof,

ASSIGNMENT OF MORTGAGE made by DEUTSCHE BANK AG to DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION, dated as of 10/15/1998 and recorded 2/19/1999 in Reel 2821 Page 1598. Assigns Mortgages ‘N through ‘L’ as consolidated.
ASSIGNMENT OF MORTGAGE made by DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION to LASALLE NATIONAL BANK, AS TRUSTEE, FOR THE REGISTERED HOLDERS OF DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C2, dated 10/15/1998 and recorded 2/19/1999 in Reel 2821 Page 1610. Assigns Mortgages ‘A’ through ‘L’, as consolidated.
ASSIGNMENT OF MORTGAGE made by LASALLE BANK NATIONAL ASSOCIATION (FORMERLY LASALLE NATIONAL BANK), AS TRUSTEE, FOR THE REGISTERED HOLDERS OF DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C2 to GERMAN AMERICAN CAPITAL CORPORATION, dated 9/15/1999 and recorded 12/30/1999 in Reel 3021 Page 1717. Assigns Mortgages ‘A’ through ‘L’, as consolidated.
ASSIGNMENT OF MORTGAGE made by GERMAN AMERICAN CAPITAL CORPORATION to LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE, FOR THE REGISTERED HOLDERS OF COMM 2000-FL2 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES COMM 2000-FL2, dated as of 7/17/2000 and recorded 8/7/2000 in Reel 3141 Page 900. Assigns Mortgages ‘A’ through’, as consolidated.
FIRST AMENDMENT TO MORTGAGE made by and between ROYALTON, LLC and MORGANS HOLDINGS LLC, AS MORTGAGOR, and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, AS TRUSTEE, FOR THE REGISTERED HOLDERS OF COMM 2000-FL2 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES COMM 2000-FL2, AS MORTGAGEE, dated 5/20/2004 and recorded 7/4/2004 as CRFN 2004000392159. (Originally affected Block 867 Lot 20 and Block 1259 Lot 11, other premises not made a part thereof)
ASSIGNMENT OF MORTGAGE made by LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE, FOR THE REGISTERED HOLDERS OF COMM 2000-FL2 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES COMM 2000-FL2 to GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., dated 8/13/2004 and recorded 5/11/2005 as CFRN 2005000272695. Assigns Mortgages ‘A’ through ‘L’, as consolidated, assigned and amended.
FOR FURTHER CONSOLIDATION SEE MORTGAGE ‘0’
MORTGAGE ‘M’ (Originally affected Block 1397 Lot 49 premises known as 813-817 Lexington Avenue, New York, NY, other premises not made apart hereof)
MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND FIXTURE FILING B made by BARBIZON HOLDINGS LLC to BANKERS TRUST COMPANY, AS CUSTODIAN UNDER THAT CERTAIN SERVICING AND CUSTODIAL AGREEMENT, DATED AS OF JUNE 29, 1998, BY AND AMONG CREDIT SUISSE FIRST BOSTON STRUCTURED LOAN PARTICIPATIONS, SERIES 1998-P1 CORPORATION AND BANKERS TRUST COMPANY, AMONG OTHERS in the amount of $8,081,191.98, dated as of 5/30/2001 and recorded 6/26/2001 in the New York County Register’s Office in Reel 3311 page 98. (Mortgage Tax Paid: Exempt)
This mortgage was part of mortgage originally in the amount of $71,200,000.00 which mortgage was, dated as of 5/20/1998 and recorded 8/14/1998 in Reel 2669 page 1861 (Mortgage Tax Paid: $1,958,000.00) against Block 1397 Lot 49, other premises not made a part hereof and which mortgage was split and severed into two mortgages in the amounts of $62,400,000 (Substitute Mortgage A) which mortgage was, dated as of 5/30/2001 and recorded 6/26/2001 in Reel 3311 page 57 and $8,081,191.98 (Substitute Mortgage ‘B’, shown as Mortgage ‘M’ and Mortgage ‘U’ herein) by MASTER SEVERANCE AGREEMENT by and between BARBIZON HOLDINGS LLC, MORTGAGOR. and BANKERS TRUST COMPANY, AS CUSTODIAN UNDER THAT CERTAIN SERVICING AND CUSTODIAL AGREEMENT, dated as of 6/29/1998 by and between CREDIT SUISSE FIRST BOSTON

STRUCTURED LOAN PARTICIPATIONS, SERIES 1998-P1 CORPORATION AND BANKERS TRUST COMPANY, AMONG OTHERS, MORTGAGEE, dated as of 5/30/2001 and recorded 6/26/2001 in Reel 3311 page 43, in the New York County Register’s Office.
MORTGAGE MODIFICATION, SPREADER AND LOAN ASSUMPTION AGREEMENT made by and between BARBIZON HOLDINGS LLC, MORTGAGOR, BANKERS TRUST COMPANY, AS CUSTODIAN UNDER THAT CERTAIN SERVICING AND CUSTODIAL AGREEMENT, DATED AS OF JUNE 29, 1998, IN THE AMOUNT OF $8,081,19L98 MADE BY AND BETWEEN CREDIT SUISSE FIRST BOSTON STRUCTURED LOAN PARTICIPATIONS, SERIES 1998-P1 CORPORATION AND BANKERS TRUST COMPANY, AMONG OTHERS, MORTGAGEE and CANARSIE HOLDINGS, LLC, dated as of 5/30/2001 and recorded 6/28/2001 in the Kings County Registers Office in Reel 5200 page 132. Spreads Mortgage ‘M’ to cover Block 8273 Lot 1273 Kings County premises known as 108-16 Flatlands 9th Street, Unit 17, Brooklyn, NY, other premises not made a part hereof.
PARTIAL RELEASE OF SUBSTITUTE MORTGAGE made by and between BANKERS TRUST COMPANY, AS CUSTODIAN UNDER THAT CERTAIN SERVICING AND CUSTODIAL AGREEMENT, DATED AS OF 6/29/1998, BY AND AMONG CREDIT SUISSE FIRST BOSTON STRUCTURED LOAN PARTICIPATIONS, SERIES 1998-PI CORPORATION AND BANKERS TRUST COMPANY, AMONG OTHERS, dated as of 5/30/2001 and recorded 7/13/2001 in Reel 3321 page 2051. Mortgage ‘M’ was released as against Block 1397 Lot 49 in New York County, other premises not made a part hereof.
ASSIGNMENT OF MORTGAGE made by BANKERS TRUST COMPANY, AS CUSTODIAN UNDER THAT CERTAIN SERVICING AND CUSTODIAL AGREEMENT, DATED AS OF 6/29/1998, BY AND AMONG CREDIT SUISSE FIRST BOSTON STRUCTURED LOAN PARTICIPATIONS, SERIES 1998-P1 CORPORATION AND BANKERS TRUST COMPANY, AMONG OTHERS to NORTHSTAR HOSPITALITY, LLC, dated as of 5/30/2001 and recorded 6/28/2001 in Reel 5200 Page 143. Assigns Mortgage ‘M’.
MORTGAGE MODIFICATION, SPREADER AND LOAN ASSUMPTION AGREEMENT made by and between CANARSIE HOLDINGS, LLC, MORTGAGOR, NORTHSTAR HOSPITALITY LLC, MORTGAGEE and MORGANS HOLDINGS LLC, ROYALTON, LLC AND HENRY HUDSON HOLDINGS LLC, OWNER, dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272702. Spreads the lien of Mortgage ‘M’ to additionally encumber the Hudson Hotel Property, Morgans Hotel Property and Royalton Hotel Property, premises and more.
RELEASE OF MORTGAGE made by NORTHSTAR HOSPITALITY LLC, dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272701 in Kings County Register’s Office. Releases land located in Kings County from the lien of Mortgage ‘M’, other premises not made a part hereof.
ASSIGNMENT OF MORTGAGE made by NORTHSTAR HOSPITALITY LLC to GREENWICH CAPITAL FINANCIAL PRODUCTS INC., dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2006000272704. Assigns Mortgage ‘M’.
FOR CONSOLIDATION SEE MORTGAGE ‘0’
MORTGAGE ‘N’ (Originally affected Block 8273 Lot 1273 Kings County premises known as 108-16 Flatlands 9th Street, Unit 17, Brooklyn, NYother premises not made a part hereof)
SUBSTITUTE MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING B made by CANARSIE HOLDINGS, LLC to NORTHSTAR HOSPITALITY LLC in the amount of $4,924,221.77, dated as of 9/4/2001 and recorded 9/13/2001 in the Kings County Register’s Office in Reel 5280 page 1319 (Mortgage Tax Paid: $0).
MORTGAGE MODIFICATION, SPREADER AND LOAN ASSUMPTION AGREEMENT made by and between CANARSIE HOLDINGS, LLC, MORTGAGOR, NORTHSTAR HOSPITALITY LLC, MORTGAGEE and MORGANS HOLDINGS LLC, ROYALTON, LLC and HENRY HUDSON HOLDINGS LLC, OWNER, dated as of 6/13/2004 and recorded 5/11/2005 as CRFN 2005000272703. Spreads the lien of Mortgage ‘N’ to additionally encumber the Hudson Hotel Property, Morgans Hotel Property and Royalton Hotel Property, premises and more.

RELEASE OF MORTGAGE made by NORTHSTAR HOSPITALITY LLC, dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272700 in the Kings County Register’s Office. Releases land located in Kings County from the lien of Mortgage ‘N’, other premises not made a part hereof.
ASSIGNMENT OF MORTGAGE made by NORTHSTAR HOSPITALITY LLC to GREENWICH CAPITAL FINANCIAL PRODUCTS INC., dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272706. Assigns Mortgage ‘N’.

FOR CONSOLIDATION SEE MORTGAGE

‘0’ MORTGAGE ‘0’
MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT made by MORGANS HOLDINGS LLC and ROYALTON, LLC to GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. in the amount of $10,345,561.97, dated 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272705. (Mortgage Tax Paid: $ 284,504.00)
AMENDMENT, RESTATEMENT AND CONSOLIDATION OF FEE AND LEASEHOLD MORTGAGES, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT made by and between MORGANS HOLDINGS LLC, ROYALTON, LLC and HENRY HUDSON HOLDINGS LLC and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., dated 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272708. Consolidates Mortgages ‘A’ through ‘0’ were consolidated to form a single lien in the amount of $240,000,000.00.
MORTGAGE ‘P’
SUBSTITUTE MORTGAGE (JUNIOR MORTGAGE) made by HENRY HUDSON HOLDINGS LLC to NORTHSTAR HOSPITALITY LLC in the amount of $7,607,906.73, dated as of 2/12/1999 and recorded 3/23/1999 in Reel 2841 page 1937. This mortgage is a second priority second mortgage pursuant to a Mortgage Modification and Splitter Agreement (Mortgage Tax Paid: $0).
MORTGAGE MODIFICATION, SPREADER AND SPLITTER AGREEMENT made by and between HENRY HUDSON HOLDINGS LLC, AS MORTGAGOR and NORTHSTAR HOSPITALITY LLC, AS MORTGAGEE, dated as of 1/25/2000 and recorded 2/17/2000 in Reel 3050 page 1965. Spreads the lien of Mortgage ‘A’ to additionally encumber Unit Lot 1702, the Unit Lot 1704 Lease and the Unit Lot 1706 Lease and severs the lien of Mortgage recorded in Reel 2841 page 1937 into two (2) separate liens as follows:
a. Lien in the amount of $4,457,906.73 evidenced by Substitute (Senior) Mortgage made by HENRY HUDSON HOLDINGS LLC to NORTHSTAR HOSPITALITY LLC, dated as of 1/25/2000 and recorded 2/17/2000 in Reel 3050 page 1978 (Mortgage ‘Al’) (Mortgage Tax Paid: $0).
b. Lien in the amount of $3,150,000.00 evidenced by Substitute (Junior) Mortgage made by HENRY HUDSON HOLDINGS LLC to NORTHSTAR HOSPITALITY LLC, dated as of 1/25/2000 and recorded 2/17/2000 in Reel 3050 page 1994 (Mortgage ‘A2’) (Mortgage Tax Paid: $0).
c. Said Mortgage ‘Al’, was assigned by NORTHSTAR HOSPITALITY LLC to CORUS BANK, N.A., dated 1/25/2000 and recorded 2/17/2000 in Reel 3050 Page 1989.
d. Said Mortgage ‘A2’, was assigned by NORTHSTAR HOSPITALITY LLC to STARWOOD FINANCIAL TRUST, dated as of 1/25/2000 and recorded 2/17/2000 in Reel 3050 Page 2005.
MORTGAGE ‘Q’
GAP MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS made by HENRY HUDSON HOLDINGS LLC to CORUS BANK, N.A., INDIVIDUALLY AND AS AGENT FOR ITSELF AND CO-LENDERS, INDIVIDUALLY AND AS AGENT in the amount of $50,091,093.27, dated as of 1/25/2000 and recorded 2/17/2000 in Reel 3050 page 2010 (Mortgage Tax Paid: $1,377,505.25).

CONSOLIDATED, AMENDED AND RESTATED HARD COST MORTGAGE, SECURITY AGREEMENT, AND ASSIGNMENT OF LEASES AND RENTS made by and between HENRY HUDSON HOLDINGS LLC and CORUS BANK, N,A., INDIVIDUALLY AND AS AGENT, dated as of 1/25/2000 and recorded 2/17/2000 in Reel 3050 page 2052. Consolidates the lien of Mortgages AI’ and ‘Q’ into a single lien in the amount of $54,549,000.00 and amends the terms of Mortgages ‘Al’ and ‘Q’, as consolidated and amended, encumbering Unit Lots 1701 and 1702, the Unit Lot 1704 Lease and the Unit Lot 1706 Lease.
ASSIGNMENT OF MORTGAGE made by CORUS BANK, N.A. FOR ITSELF AND CO-LENDERS to ISTAR FINANCE SUB V LLC, dated 10/24/2003 and recorded 12/22/2003 as CRFN 2003000521647. Assigns Mortgages ‘Al’ and ‘Q’, as consolidated and amended.
FIRST AMENDMENT TO CONSOLIDATED, AMENDED AND RESTATED HARD COST MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS MEMORANDUM OF AMENDMENTS TO LOAN made by and between HENRY HUDSON HOLDINGS LLC and ISTAR FINANCE SUB V LLC, dated as of 10/24/2003 and recorded 3/30/2004 as CRFN 2004000189129.
FOR FURTHER CONSOLIDATION SEE MORTGAGE
‘W’ MORTGAGE’W
SOFT COST MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS made by HENRY HUDSON HOLDINGS LLC to CORUS BANK, N.A., INDIVIDUALLY AND AS AGENT in the amount of $25,451,000,00, dated as of 1/25/2000 and recorded 2/17/2000 in Reel 3050 page 2125 (Mortgage Tax Paid: $699,902.50).
ASSIGNMENT OF MORTGAGE made by CORUS BANK, N.A. FOR ITSELF AND CO-LENDERS to ISTAR FINANCE SUB V LLC, dated 10/24/2003 and recorded 12/22/2003 as CRFN 2003000521649. Assigns Mortgage ‘R’
FIRST AMENDMENT TO SOFT COST MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS made by HENRY HUDSON HOLDINGS LLC and ISTAR FINANCE SUB V LLC, dated as of 10/24/2003 and recorded 3/30/2004 as CRFN 2004000189130.
ASSIGNMENT OF CONSOLIDATED, AMENDED AND RESTATED HARD COST MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS AND ASSIGNMENT OF SOFT COST MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS made by SFT I, INC., SUCCESSOR IN INTEREST TO ISTAR FINANCE SUB V LLC to GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272697 in the New York County Register’s Office. Assigns Mortgages ‘Al’, ‘Q’, as consolidated and amended, and ‘R’.
MORTGAGE ‘S’
SUBSTITUTE MORTGAGE (SENIOR MORTGAGE) made by HENRY HUDSON HOLDINGS LLC to NORTHSTAR HOSPITALITY LLC in the amount of $2,642,093.27, dated as of 2/12/1999 and recorded 3/23/1999 in Reel 2841 page 1928 (Mortgage Tax Paid: $0).
ASSIGNMENT OF MORTGAGE made by NORTHSTAR HOSPITALITY LLC to FREMONT INVESTMENT & LOAN, dated as of 2/12/1999 and recorded 3/23/1999 in Reel 2841 page 1946. Assigns Mortgage ‘S’.
FOR CONSOLIDATION SEE MORTGAGE
‘T’ MORTGAGE ‘T’

MORTGAGE AND SECURITY AGREEMENT made by THE ST. LUKE’S-ROOSEVELT HOSPITAL CENTER to IRVING SCHATZ in the amount of $25,169,000.00, dated as of 6/23/1993 and recorded 7/26/1993 in Reel 1992 page 604 (Mortgage Tax Paid: Exempt).
ASSIGNMENT OF MORTGAGE made by IRVING SCHATZ to NAPIS FUNDING LLC, dated as of 8/21/1997 and recorded 12/30/1997 in Reel 2526 page 2145. Assigns Mortgage T.
ASSIGNMENT OF MORTGAGE made by NAPIS FUNDING LLC to NORTHSTAR HOSPITALITY LLC, dated as of 2/12/1999 (effective as of 2/13/1998), and recorded 3/23/1999 in Reel 2841 page 1901. Assigns Mortgage’.
ASSIGNMENT OF MORTGAGE made by NORTHSTAR HOSPITALITY LLC to FREMONT INVESTMENT & LOAN, dated as of 2/12/1999 (effective as of 2/13/1998), recorded 3/23/1999 in Reel 2841 page 1909. Assigns Mortgage ‘T’.
CONSOLIDATED, AMENDED AND RESTATED MORTGAGE, LEASEHOLD MORTGAGE, SPREADER AGREEMENT AND FIXTURE FILING made by and between HENRY HUDSON HOLDINGS LLC, AS MORTGAGOR and FREMONT INVESTMENT & LOAN, AS MORTGAGEE, dated as of 2/12/1999 and recorded 3/23/1999 in Reel 2841 page 1954. Consolidates the liens of Mortgage ‘S’ and ‘T’ into a single lien in the principal sum of $26,850,000.00. Spreads the lien of Mortgages ‘S’ and ‘T’, as consolidated, to additionally encumber Unit Lot 1701 and the Unit Lot 1706 Lease and amends and restates the terms of Mortgages ‘S’ andT, as consolidated.
ASSIGNMENT OF MORTGAGE made by FREMONT INVESTMENT & LOAN to STARWOOD FINANCIAL INC., dated 12/15/1999 and recorded 1/18/2000 in Reel 3032 page 1960, Assigns Mortgages ‘S’ and’’’, as consolidated.
AMENDED AND RESTATED MORTGAGE, LEASEHOLD MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS made by and between HENRY HUDSON HOLDINGS LLC, MORTGAGOR and STARWOOD FINANCIAL INC., MORTGAGEE, dated as of 12/22/1999 and recorded 1/18/2000 in Reel 3032 page 1970. Amends and restates the terms of Mortgages ‘S’ and ‘T’, as consolidated, and spreads the lien thereof to additionally encumber the Unit Lot 1704 Lease.
AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, LEASEHOLD MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS made by and between HENRY HUDSON HOLDINGS LLC, MORTGAGOR and STARWOOD FINANCIAL INC., MORTGAGEE, dated as of 1/25/2000 and recorded 3/17/2000 in Reel 3050 page 2194. Consolidates the liens of Mortgages ‘A2’, ‘S’ and ‘T into a single lien in the principal sum of $300,000,000.00 and amends and restates the terms of Mortgages ‘A2’, ‘S’ and P. as consolidated, encumbering Unit Lots 1701 and 1702, the Unit Lot 1704 Lease and the Unit Lot 1706 Lease.
SUBORDINATION AND INTERCREDITOR AGREEMENT made by and between HENRY HUDSON HOLDINGS LLC, MORTGAGOR, CORUS BANK, N.A., INDIVIDUALLY AND AS AGENT, SENIOR MORTGAGEE, and STARWOOD FINANCIAL, INC., JUNIOR MORTGAGEE, dated as of 1/25/2000 recorded 2/17/2000 in Reel 3050 page 2242. Inter alia, subordinates mortgages ‘A2’ , ‘S’ and as consolidated, to Mortgages ‘Al’ and ‘Q’ , as consolidated, and Mortgage ‘R’.
ASSIGNMENT AND ASSUMPTION OF MORTGAGE made by iSTAR FINANCIAL INC., FORMERLY KNOWN AS STARWOOD FINANCIAL INC., SUCCESSOR BY MERGER TO STARWOOD FINANCIAL TRUST, to SFI I, LLC, dated as of 2/11/2003, but effective as of 1/31/2000, and recorded 6/12/2004 as CRFN 2004000298920. Assigns Mortgage ‘A2’, ‘S’ and ‘T’, as consolidated.
ASSIGNMENT OF AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, LEASEHOLD MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS made by SFI I, LLC to GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272696 in the New York County Register’s Office. Assigns Mortgages ‘A2’, ‘S’ and T, as consolidated.

FOR FURTHER CONSOLIDATION SEE MORTGAGE ‘W’
MORTGAGE ‘U’ (Originally affected Block 1397 Lot 49, other premises not made a part hereof)
MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND FIXTURE FILING B made by BARBIZON HOLDINGS LLC to BANKERS TRUST COMPANY, AS CUSTODIAN UNDER THAT CERTAIN SERVICING AND CUSTODIAL AGREEMENT, DATED AS OF JUNE 29, 1998, BY AND AMONG CREDIT SUISSE FIRST BOSTON STRUCTURED LOAN PARTICIPATIONS, SERIES 1998-P1 CORPORATION AND BANKERS TRUST COMPANY, AMONG OTHERS in the amount of $8,081,191.98, dated as of 5/30/2001 and recorded 6/26/2001 in the New York County Register’s Office in Reel 3311 page 98 (Mortgage Tax Paid: $0).
MORTGAGE MODIFICATION, SPREADER AND LOAN ASSUMPTION AGREEMENT made by and between BARBIZON HOLDINGS LLC, AS MORTGAGOR, BANKERS TRUST COMPANY, AS CUSTODIAN UNDER THAT CERTAIN SERVICING AND CUSTODIAL AGREEMENT, DATED AS OF JUNE 29, 1998, BY AND AMONG CREDIT SUISSE FIRST BOSTON STRUCTURED LOAN PARTICIPATIONS, SERIES 1998-P1 CORPORATION AND BANKERS TRUST COMPANY, AMONG OTHERS, AS MORTGAGEE and CANARSIE HOLDINGS LLC, AS OWNER, dated as of 5/30/2001 and recorded 9/13/2001 in the Kings County Register’s Office in Reel 5200 page 132. Modifies and spreads Mortgage ‘U’ to encumber Kings County premises, not made a part hereof.
PARTIAL RELEASE OF SUBSTIUTE MORTGAGE (B) made by BANKERS TRUST COMPANY, AS CUSTODIAN UNDER THAT CERTAIN SERVICING AND CUSTODIAL AGREEMENT, DATED AS OF JUNE 29, 1998, BY AND AMONG CREDIT SUISSE FIRST BOSTON STRUCTURED LOAN PARTICIPATIONS, SERIES 1998-P1 CORPORATION AND BANKERS TRUST COMPANY, AMONG OTHERS dated as of 5/30/2001 and recorded 7/13/2001 in Reel 3321 page 2051. Releases Block 1397 Lot 49, other premises not made a part hereof from Mortgage ‘U’.
ASSIGNMENT OF MORTGAGE made by BANKERS TRUST COMPANY, AS CUSTODIAN UNDER THAT CERTAIN SERVICING AND CUSTODIAL AGREEMENT, DATED AS OF JUNE 29, 1998, BY AND AMONG CREDIT SUISSE FIRST BOSTON STRUCTURED LOAN PARTICIPATIONS, SERIES 1998-P1 CORPORATION AND BANKERS TRUST COMPANY, AMONG OTHERS to NORTHSTAR HOSPITALITY LLC, dated as of 6/29/1998 and recorded 6/28/2001 in Reel 5200 page 143. Assigns Mortgage ‘LP.
MORTGAGE MODIFICATION, SPREADER AND LOAN ASSUMPTION AGREEMENT made by and between CANARSIE HOLDINGS, LLC, MORTGAGOR, NORTHSTAR HOSPITALITY LLC, MORTGAGEE and MORGANS HOLDINGS LLC, ROYALTON, LLC and HENRY HUDSON HOLDINGS LLC, OWNER, dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272702 in the New York County Register’s Office, Spreads the lien of Mortgage ‘U’ to additionally encumber The Hudson Hotel Property, Morgans Hotel Property and Royalton Hotel Property, premises and more.
RELEASE OF MORTGAGE made by NORTHSTAR HOSPITALITY LLC, dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272701 in the Kings County Register’s Office. Releases land located in Kings County from the lien of Mortgage ‘U’, other premises not made a part hereof.
ASSIGNMENT OF MORTGAGE made by NORTHSTAR HOSPITALITY LLC to GREENWICH CAPITAL FINANCIAL PRODUCTS INC., dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272704 in the New York County Register’s Office. Assigns Mortgage ‘U’, other premises not made a part hereof.
FOR CONSOLIDATION SEE MORTGAGE ‘W’
MORTGAGE ‘V’ (Originally affected land in Kings County, not made a part hereof)
SUBSTITUTE MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING B made by CANARSIE HOLDINGS, LLC to NORTHSTAR HOSPITALITY LLC in the amount of $4,924,221.77, dated as of 9/4/2001 and recorded 9/13/2001 in the Kings County Register’s Office in Reel 5280 page 1319 (Mortgage Tax Paid: $0).

MORTGAGE MODIFICATION, SPREADER AND LOAN ASSUMPTION AGREEMENT made by and between CANARSIE HOLDINGS, LLC, MORTGAGOR, NORTHSTAR HOSPITALITY LLC, MORTGAGEE, and MORGANS HOLDINGS LLC, ROYALTON, LLC and HENRY HUDSON HOLDINGS LLC, OWNER, dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272703 in the New York County Register’s Office. Spreads the lien of Mortgage ‘V’ to additionally encumber “The Hudson Hotel Property”, “Morgans Hotel Property” and “Royalton Hotel Property”, premises and more.
RELEASE OF MORTGAGE made by NORTHSTAR HOSPITALITY LLC, dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272700 in the Kings County Register’s Office. Releases land located in Kings County from the lien of Mortgage ‘V’.
ASSIGNMENT OF MORTGAGE made by NORTHSTAR HOSPITALITY LLC to GREENWICH CAPITAL FINANCIAL PRODUCTS INC., dated as of 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272706 in the New York County Register’s Office. Assigns Mortgage ‘V’.
FOR CONSOLIDATION SEE MORTGAGE
‘W’ MORTGAGE ‘W’
FEE AND LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT made by HENRY HUDSON HOLDINGS LLC to GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. in the amount of $24,000,000.00, dated 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272707 in the New York County Register’s Office (Mortgage Tax Paid: $660,000.00).
AMENDMENT, RESTATEMENT AND CONSOLIDATION OF FEE AND LEASEHOLD MORTGAGES, ASSIGNMENT OR LEASES AND RENTS AND SECURITY AGREEMENT made by and between MORGANS HOLDINGS LLC, ROYALTON, LLC and HENRY HUDSON HOLDINGS LLC and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., dated 8/13/2004 and recorded 5/11/2005 as CRFN 2005000272708. Consolidates Mortgages ‘A’ through ‘W’ to form a single consolidated lien in the principal sum of $240,000,000.00.
ASSIGNMENT OF MORTGAGE made by GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. to LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF GREENWICH CAPITAL COMMERCIAL FUNDING CORP. COMMERCIAL MORTGAGE TRUST 2004-FL2, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FL2, dated 11/23/2004 and recorded 8/11/2005 as CRFN 2005000452154. Assigns Mortgages ‘A’ through ‘W’, as consolidated.
ASSIGNMENT OF MORTGAGE made by LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF GREENWICH CAPITAL COMMERCIAL FUNDING CORP. COMMERCIAL MORTGAGE TRUST 2004-FL2, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004- FL2 to WACHOVIA BANK, NATIONAL ASSOCIATION, dated 6/29/2005 and recorded 8/11/2005 as CRFN 2005000452155. Assigns Mortgages ‘A’ through ‘W’, as consolidated.
FOR FURTHER CONSOLIDATION SEE MORTGAGE
‘X’ MORTGAGE ‘X’
GAP MORTGAGE made by ROYALTON, LLC, MORGANS HOLDINGS LLC AND HENRY HUDSON HOLDINGS LLC to WACHOVIA BANK, NATIONAL ASSOCIATION in the amount of $72,346,409.16, dated 6/9/2005 and recorded 8/11/2005 as CRFN 2005000452156. (Mortgage Tax Paid: $ 2,025,699.20)
CONSOLIDATION AND MODIFICATION OF MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND FIXTURE FILING made by and between ROYALTON, LLC, HENRY HUDSON HOLDINGS LLC, MORGANS HOLDINGS LLC and WACHOVIA BANK, NATIONAL ASSOCIATION, dated 6/9/2005 and recorded 8/11/2005 as CRFN 2005000452157. Consolidates Mortgages ‘A’ through ‘X’ inclusive to form a single lien in the amount of $310,449,191.79. Said consolidated mortgage encumbers the “Henry Hudson Hotel”, the “Morgans Hotel” and “Royalton Hotel” premises and more.

ASSIGNMENT OF CONSOLIDATION AND MODIFICATION OF MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING made by WACHOVIA BANK, NATIONAL ASSOCIATION to WELLS FARGO BANK, N.A., AS TRUSTEE FOR THE HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-WHALE 6, dated 10/6/2006 and recorded 12/11/06 as CRFN 2006000679009. Assigns Mortgages ‘A’ through ‘X’, as consolidated.
ASSIGNMENT OF MORTGAGE made by WELLS FARGO BANK, N.A., AS TRUSTEE FOR THE HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-WHALE 6 to WACHOVIA BANK, NATIONAL ASSOCIATION, dated 10/6/2006 and recorded 12/11/06 as CRFN 2006000679011. Assigns Mortgages ‘A’ through ‘X’, as consolidated.
NOTE AND MORTGAGE SEVERANCE AGREEMENT made by and between WACHOVIA BANK, NATIONAL ASSOCIATION and ROYALTON, LLC, HENRY HUDSON HOLDINGS LLC and MORGANS HOLDINGS LLC, dated as of 10/6/2006 and recorded 12/11/2006 as CRFN 2006000679013. Severs Mortgages ‘A’ through ‘X’, as consolidated and assigned, into three separate liens:
1) in the amount of $217,000,000.00 (evidenced by Amended and Restated Replacement Mortgage A);
2) in the amount of $1,400,000.00 (evidenced by Amended and Restated Replacement Mortgage B and subsequently released from the subject premises); and
3) in the amount of $1,400,000,00 (evidenced by Amended and Restated Replacement Mortgage C and subsequently released from the subject premises).
MORTGAGE (ORIGINALLY AFFECTED HUDSON HOTEL, MORGANS HOTEL AND ROYALTON HOTEL)
AMENDED AND RESTATED REPLACEMENT MORTGAGE A made by HENRY HUDSON HOLDINGS LLC, MORGANS HOLDINGS LLC and ROYALTON LLC to WACHOVIA BANK, NATIONAL ASSOCIATION in the amount of $217,000,000.00 dated 10/6/2006, recorded 12/11/2006 as CRFN 2006000679014. (Mortgage Tax Paid: $0)
PARTIAL RELEASE OF AMENDED AND RESTATED REPLACEMENT MORTGAGE A made by and between HENRY HUDSON HOLDINGS LLC, MORGANS HOLDINGS LLC and ROYALTON LLC and WACHOVIA BANK, NATIONAL ASSOCIATION dated 10/6/2006, recorded 12/11/2006, as CRFN 2006000679017. Releases Royalton Hotel and Morgans Hotel, Block 867 Lot 20 and Block 1259 Lot 11, from Mortgage above.
AGREEMENT OF CONSOLIDATION AND MODIFICATION OF MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING made by and between HENRY HUDSON HOLDINGS LLC and WACHOVIA BANK, NATIONAL ASSOCIATION dated as of 10/6/2006, recorded 12/11/2006, as CRFN 2006000679020. Modifies, extends and spreads Mortgage over those portions of the premises not already covered thereby, and amends and restates same, amount outstanding is $217,000,000.00.
ASSIGNMENT OF MORTGAGE made by WACHOVIA BANK, NATIONAL ASSOCIATION to LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF WACHOVIA BANK COMMERICIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-WHALE 8, solely to the extent set forth in the applicable Partition Agreement, the applicable Non-Trust Portion Holder dated as of 6/27/2007, recorded 11/27/2007 as CRFN 2007000587889. Assigns Mortgage(s) above.

MODIFICATION OF AGREEMENT OF CONSOLIDATION AND MODIFICATION OF MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING made by and between HENRY HUDSON HOLDINGS LLC and BANK OF AMERICA, NATIONAL ASSOCIATION, as successor by merger to LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF WACHOVIA BANK COMMERICIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-WHALE 8, dated as of 9/30/2010, recorded 10/14/2010 as CRFN 2010000344286. Modifies Agreement of Consolidation and Modification of Mortgage, Security Agreement, Assignment of Rents and Fixture Filing recorded 12/11/2006 as CRFN 2006000679020.